(five      ROCHESTER
 bar       FUND
 logo)     MUNICIPALS          Prospectus   dated  April 1, 1998



Rochester Fund Municipals is a diversified mutual fund with the investment objective of providing shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund intends to achieve its objective by investing primarily in New York State municipal and public authority debt obligations, the interest from which is exempt from such taxes. Except for temporary defensive purposes, at least 80% of the Fund's net assets will be invested in tax exempt municipal securities. There can be no assurance that the Fund will achieve its objective.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the April 1, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

                                          [logo]OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES  AND  EXCHANGE   COMMISSION
 NOR HAS THE SECURITIES AND
EXCHANGE    COMMISSION  PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL

OFFENSE.

Contents

           ABOUT THE FUND

           Expenses

           A Brief Overview of the Fund

           Financial Highlights

           Investment Objective and Policies

           Investment Policies and Strategies

           Investment Risks

           How the Fund is Managed

           Performance of the Fund

           ABOUT YOUR ACCOUNT

           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares

           Special Investor Services
           AccountLink
           Automatic Withdrawal and Exchange Plans
           Reinvestment Privilege

           How to Sell Shares
           By Mail
           By Telephone
           By Checkwriting

           How to Exchange Shares

           Shareholder Account Rules and Policies

           Dividends, Capital Gains and Taxes

           Appendix  A:  Special  Sales  Charge   Arrangements  for
Class
           A Shareholders

           Appendix B:  Special Sales Charge Arrangements

ABOUT THE FUND

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended December 31, 1997. On March 16, 1997, the Fund redesignated as "Class A shares" all of its shares which had been outstanding prior to that date and authorized the issuance of new classes of shares ("Class B shares" and "Class C shares.")

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," for an explanation of how and when these charges apply.

                     Class A        Class B         Class C
                     Shares         Shares          Shares
                          -------         -------

Maximum Sales Charge      4.75%           None           None
on Purchases (as a %
of offering price)


Maximum Deferred Sales    None(1)         5% in the first1% if
Charge (as a % of the                     year, decliningredeemed
lower of the original                     to 1% in the   within 12
offering price or                         sixth year and months of
redemption proceeds)                      eliminated
purchase(2)
                                           thereafter(2)


Maximum Sales Charge on   None            None           None
Reinvested Dividends




Redemption
Fee             None(3)        None(3)         None(3)


Exchange Fee              None            None           None




------------------------
(1) If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below. (2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below for more information on contingent deferred sales charges. (3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used. (See "How to Sell Shares").

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets)

                               Class A    Class B   Class C
                               Shares     Shares    Shares


Management
Fees                            0.47%     0.47%      0.47%

12b-1 Plan Fees                 0.15%     1.00%      1.00%

Other
Expenses                        0.14%     0.12%      0.11%

Total Fund Operating Expenses   0.76%     1.59%      1.58%



The numbers in the chart above are based on the Fund's expenses in its last fiscal year ended December 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Plan Fees" for Class A shares are Service Plan Fees. For Class B and Class C shares, the "12b-1 Plan Fees" are Service Plan fees and asset-based sales charges. The service fee for Class A shares is 0.25% (currently set at 0.15%) and for Class B and Class C shares is 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75% of average annual net assets. These plans are described in greater detail in "How to Buy Shares," below

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                          1 year    3 years    5 years   10 years*
                          ------    -------    -------   --------
      Class A Shares      $55       $71        $ 88      $137
      Class B Shares      $66       $80        $107      $146
      Class C Shares      $26       $50        $ 86      $188

      If you did not redeem your investment, it would incur the following expenses:


                          1 year    3 years    5 years   10 years*
                          ------    -------    -------   --------

      Class A Shares      $55       $71        $88            $137
      Class B Shares      $16       $50        $87            $146
      Class C Shares      $16       $50        $86            $188

      * In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What Is The Fund's Investment Objective? The Fund's investment objective is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. There can be no assurance that the Fund will achieve its objective.


      o What Does The Fund Invest In? The Fund seeks to achieve its objective by investing primarily in New York State municipal and public authority debt obligations, the interest from which is exempt from federal income tax and New York State and New York City personal income taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Capital Gains and Taxes." Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long-term bonds are more affected by changes in interest rates than prices of short-term bonds.


      As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Manager determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

      The Fund is permitted to invest up to 25% of its assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. See "Investment Policies and Strategies"-"Credit Quality" and "Investment Risks".


      o Who Manages The Fund? The Fund's investment advisor (the "Manager") is OppenheimerFunds, Inc. The Manager (including a subsidiary) advises investment company portfolios having over $75 billion in assets as of December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is Ronald H. Fielding. The Fund's Board of Trustees, which is elected by shareholders, oversees the investment adviser and the portfolio manager. See "How the Fund is Managed" for more information about the Manager and its fees.

      o How Risky Is The Fund? All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund may invest in "inverse floater" variable rate bonds, a type of derivative investment whose yields move in the opposite direction as short-term interest rates change. The Manager tries to reduce risks by investing in a substantial number of issuers . There is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. See "Investment Objective and Policies" for a more complete discussion.


      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. See "How to Buy Shares" for more details.


      o Will I Pay A Sales Charge To Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who was a shareholder of the Fund on or before the effective date of this Prospectus. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. See "How to Sell Shares" on page __. The Fund also offers exchange privileges to the other Oppenheimer funds, described in "How To Exchange Shares" on page __.


      o How Can I Tell How the Fund Has Performed? The Fund measures its performance by quoting its yield, tax equivalent yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based securities market index as we have done beginning on page ___. Please remember that past performance does not guarantee future results. See "Performance of the Fund."

Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the Fund's financial statements for the fiscal year ended December 31, 1997, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS                                      CLASS A
                                                          ----------------------------------------------


                                                          YEAR ENDED DECEMBER 31,
                                                          1997        1996(2)       1995        1994
========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                       $18.00       $18.18       $16.31     $19.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        1.10         1.10         1.10       1.13
Net realized and unrealized gain (loss)                      0.67        (0.18)        1.86      (2.68)
                                                         --------      --------      ------    ---------
Total income (loss) from investment
operations                                                   1.77         0.92         2.96      (1.55)
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (1.10)       (1.10)       (1.09)     (1.13)
Undistributed net investment
income--prior year                                          --            --          --         (0.01)
Distributions from net realized gain                        --            --          --         --
                                                         --------      --------      ------    ---------
Total dividends and distributions
to shareholders                                             (1.10)       (1.10)       (1.09)     (1.14)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $18.67       $18.00       $18.18     $16.31
                                                         ========      ========      ======    =========

========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                         10.20%        5.37%       18.58%     (8.35)%

========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                    $2,848       $2,308       $2,145     $1,791
--------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $2,539       $2,191       $2,005     $1,847
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        5.96%        6.20%        6.25%      6.43%
Expenses                                                     0.76%(5)     0.82%(5)     0.82%(5)   0.84%
Expenses (excluding interest)(6)                             0.75%(5)     0.77%(5)     0.78%(5)   0.73%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                    4.6%        13.3%        14.6%      34.4%


1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.

2. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

                                                                            CLASS B          CLASS C
------------------------------------------------------------------------    -------------   ----------
                                                                            PERIOD           PERIOD
                                                                            ENDED            ENDED
                                                                            DEC.31           DEC.31,
 1993        1992          1991        1990         1989        1988        1997(1)          1997(1)
======================================================================================================

  $17.65       $17.01       $16.24      $16.29      $16.14         $15.31      $17.89         $17.89
------------------------------------------------------------------------------------------------------

    1.17         1.20         1.20        1.20        1.20           1.20        0.74           0.74
    1.35         0.64         0.81       (0.05)       0.15           0.83        0.76           0.77
   -------     -------      -------     -------    -------         -------    --------       ---------

    2.52         1.84         2.01        1.15        1.35           2.03        1.50           1.51
------------------------------------------------------------------------------------------------------

   (1.17)       (1.20)       (1.20)      (1.20)      (1.20)         (1.20)      (0.74)         (0.74)

   --           --           --          --          --             --          --             --
   --           --           (0.04)      --          --             --          --             --
   -------     -------      -------     -------    -------         -------    --------       ---------

   (1.17)       (1.20)       (1.24)      (1.20)      (1.20)         (1.20)      (0.74)         (0.74)
------------------------------------------------------------------------------------------------------
  $19.00       $17.65       $17.01      $16.24      $16.29         $16.14      $18.65         $18.66
   =======     =======      =======     =======    =======         =======    ========       =========

======================================================================================================
   14.60%       11.19%       12.79%       7.28%       8.67%         13.72%       8.74%          8.80%

======================================================================================================

  $1,794         $997         $497        $261        $98             $39        $172            $49
------------------------------------------------------------------------------------------------------
  $1,449         $717          --          --          --              --         $76            $21
------------------------------------------------------------------------------------------------------

    6.21%        6.79%        7.12%       7.21%       7.19%          7.40%       4.91%(4)       4.92%(4)
    0.75%        0.84%        0.87%       0.88%       1.11%          1.13%       1.59%(4)(5)    1.58%(4)(5)
    0.64%        0.70%        0.74%       0.72%       0.91%          1.10%       1.58%(4)(5)    1.57%(5)(5)
------------------------------------------------------------------------------------------------------
    18.3%        30.0%        48.5%       51.6%       34.8%          61.5%        4.6%           4.6%


5. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $865,561,192 and $122,221,207, respectively.

Per share information has been determined based on average shares outstanding for the period.

INFORMATION ON BANK LOANS
                                           YEAR ENDED DECEMBER 31,
                                           1997              1996          1995           1994            1993
===================================================================================================================
Amounts of debt outstanding
at end of period (in thousands)               $15,800         $27,100       $17,930        $15,083        $30,886
-------------------------------------------------------------------------------------------------------------------
Average amount of debt
outstanding throughout
each period (in thousands)                    $ 4,378         $14,152       $ 8,217        $28,131        $27,137
-------------------------------------------------------------------------------------------------------------------
Average number of
shares outstanding throughout
each period (in thousands)                    142,783         123,596       114,502        105,753         77,472
-------------------------------------------------------------------------------------------------------------------
Average amount of debt
per share outstanding throughout
each period                                     $0.03           $0.11         $0.07          $0.27          $0.35
-------------------------------------------------------------------------------------------------------------------

                                           YEAR ENDED DECEMBER 31,
                                           1992              1991          1990           1989            1988
===================================================================================================================
Amounts of debt outstanding
at end of period (in thousands)               $22,644         $18,292       $ 3,067        $ 1,139           $430
-------------------------------------------------------------------------------------------------------------------
Average amount of debt
outstanding throughout
each period (in thousands)                    $17,060         $ 5,317       $ 2,587        $   990           $ 20
-------------------------------------------------------------------------------------------------------------------
Average number of
shares outstanding throughout
each period (in thousands)                     41,429          22,445        10,327          3,980          1,554
-------------------------------------------------------------------------------------------------------------------
Average amount of debt
per share outstanding throughout
each period                                     $0.41           $0.24         $0.25          $0.25          $0.01
-------------------------------------------------------------------------------------------------------------------


Investment Objective and Policies


Objective. The Fund's investment objective is to provide as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. There is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund shares might not decline. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See "Dividends, Capital Gains and Taxes." Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short-term bonds.


       As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Fund's Manager determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940, as amended, (the "Investment Company Act") to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Investment Policies and Strategies



       o Credit Quality. At least 75% of the Fund's total assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from a nationally recognized statistical rating organization ("NRSRO"), or in securities which are not rated, provided that, in the opinion of the Manager, such securities are of equivalent quality to securities so rated. Tax-exempt obligations in the lowest categories of investment grade ratings may have speculative characteristics. A description of rating categories is contained in Appendix C to the Statement of Additional Information. The Fund is permitted to invest up to 25% of its total assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. As a general matter, unrated bonds are backed by mortgage liens or equipment liens on the underlying property. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. The Manager will attempt to reduce the risks inherent in investments in lower rated securities through active portfolio management, structuring the portfolio to include a broad spectrum of municipal securities, credit analysis and attention to current developments and trends in the economy and financial markets. Such securities are regarded as speculative securities. See "Investment Objective and Policies" in the Statement of Additional Information for a discussion of the risks associated with investments in high yield, high risk securities.

       o Municipal Obligations. Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, manufacturing facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

       The interest on bonds issued to finance essential state and local government operations is fully tax-exempt. However, the interest on certain private activity bonds (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). See "Dividend, Capital Gains and Taxes." The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-government business activities, such as non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is exempt from Federal, New York State and New York City taxes for regular tax purposes.

       The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. There are variations in the security of municipal bonds, both within a particular classification and between classifications. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. One type of revenue bond in which the Fund may invest is a "moral obligation" bond. A moral obligation bond is a bond which is issued by revenue authorities under circumstances where New York State (the "State") provides a moral pledge of payment in the event that an authority is unable to make timely debt service. Unlike a general obligation pledge, however, the moral pledge does not constitute the State's official pledge of its full faith and credit. Accordingly, the Manager would consider precedents established in the State with respect to the honoring of such moral pledges in its credit analyses of moral obligation bonds. Private activity bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

       The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount. If such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. The Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

     In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. The percentage limitations referred to herein and elsewhere in this Prospectus are determined as of the time an investment or purchase is made.


     o Investments in Illiquid Securities. The Fund may purchase securities in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or in securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. The Fund's policy with respect to investments in Illiquid Securities is a non-fundamental policy and, as such, may be changed by action of the Fund's Board of Trustees. The Manager monitors holdings of Illiquid Securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Illiquid securities include repurchase agreements maturing in more than seven days or certain participation interests other than those with puts exercisable within seven days.


     Such investments may include lease obligations or installment purchase contract obligations (hereinafter collectively called "municipal leases") of municipal authorities or entities. Subject to the percentage limitation on investments in Illiquid Securities, the Fund may invest only a maximum of 5% of assets which are invested in tax-exempt obligations in unrated or illiquid tax-exempt municipal leases. Investments in tax-exempt municipal leases will be subject to the 15% limitation on investments in Illiquid Securities unless, in the judgment of the Manager, a particular municipal lease is liquid and unless the lease has received an investment grade rating from an NRSRO. The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of municipal leases. See the Statement of Additional Information for a description of the guidelines which will be utilized by the Manager in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood that the lease will not be canceled.

     Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, disposition of the property in the event of default might prove difficult.

     A further discussion of such risks and the manner in which the Fund will seek to minimize such risks is contained in the Statement of Additional Information.

     Investments in Illiquid Securities may also include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional buyers ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Board of Trustees will be excluded from the 15% limitation on investments in Illiquid Securities. See the Statement of Additional Information for a discussion of such factors.

      o Borrowing for Leverage. The Fund may borrow money from banks on an unsecured basis in amounts up to 5% of its total assets for temporary and emergency purposes, or to purchase additional portfolio securities. Borrowing for investment purposes is a speculative investment technique known as "leveraging." This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. The Fund's ability to borrow money from banks, subject to this requirement, is a fundamental policy.

      o Description of Additional Investment Policies and Permitted Securities. Except as otherwise noted, the investment policies described below and elsewhere in this Prospectus are non-fundamental investment policies and, as such, may be changed by action of the Fund's Board of Trustees.


      o Portfolio Composition. The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's net assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities. As part of that policy, the Fund may invest more than 25% of its assets in industrial development bonds but no more than 5% of the assets will be invested in such bonds for which the underlying credit is one business or one charitable entity. As to the balance of 25% of the Fund's gross assets not covered by this policy, the Fund will not invest more than 10% thereof in the securities of any one issuer. In no case, however, will the Fund invest more than 5% of its assets in the securities of any one issuer where such securities are rated B or below.


      o Investing in Other Investment Companies. The Fund also may invest on a short-term basis up to 5% of its net assets in other investment companies which have a similar objective of obtaining income exempt from Federal, New York State, and New York City income taxes. Such investing involves similar expenses by the Fund and by other investment companies involved, and the Fund intends to make such investments only on a short-term basis and only when the Manager reasonably anticipates that the net after-tax return to the Fund's shareholders will be improved, as compared to the return available from other short-term investments. See the Statement of Additional Information.


      o Inverse Floaters. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters"). Changes in the market interest rate or in the floating rate security inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. Such securities have the effect of providing a degree of investment leverage, since the interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The two portions may be recombined to form a fixed-rate municipal bond. To seek to limit the volatility of the securities, the Manager may acquire both portions in an effort to reduce risk and preserve capital. The market for inverse floaters is relatively new. The Manager believes that inverse floating rate obligations represent a flexible portfolio management instrument for the Fund which allows the Manager to vary the degree of investment leverage efficiently under different market conditions. Certain investments in such obligations may be illiquid and, as such, are subject to the Fund's limitation on investments in Illiquid Securities. The Fund may not invest in such illiquid obligations if such investments, together with other Illiquid Securities, would exceed 15% of the Fund's net assets. The Fund's investments in inverse floaters, whether liquid or illiquid, may not exceed 20% of the Fund's total assets.


      o When-issued and Delayed Delivery Transactions. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase or sale price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will identify with its custodian certain assets which may include liquid assets of any type, including debt securities of any grade having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund would mark the "when-issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. As a fundamental policy, securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

      o Zero Coupon Securities. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

      In addition, the Fund is subject to certain investment restrictions, some of which may be changed only with the approval of shareholders. See the Statement of Additional Information for a list of these additional restrictions and for additional information concerning the characteristics of municipal securities.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.


      o Concentration in New York Municipal Securities. Because the Fund will ordinarily invest 80% or more of its assets in the obligations of New York State, its municipalities, agencies and instrumentalities which are exempt from Federal income tax and New York State and New York City personal income taxes ("New York Municipal Securities"), it is more susceptible to factors affecting the State and other issuers of New York Municipal Securities than is a comparable municipal bond fund whose investments are not concentrated in the obligations of issuers located in a single state. Investors should consider these matters and the financial difficulties experienced in past years by New York State and certain of its agencies and subdivisions (particularly New York
City), as well as economic trends in New York, summarized in the Statement of Additional Information under "Investment Considerations/Risk Factors - Special Investment Considerations-New York Municipal Securities." In addition, the Fund's portfolio securities are affected by general changes in interest rates, which result in changes in the value of portfolio securities held by the Fund, which can be expected to vary inversely to changes in prevailing interest rates.


      o Credit Quality. At least 75% of the Fund's total assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from an NRSRO or, if not rated, judged by the Manager to be of comparable quality. Tax-exempt obligations which are in the lowest categories of investment grade ratings (e.g., those rated BBB by Standard and Poor's Ratings Group ["S&P" or "Standard & Poor's"] or Baa by Moody's Investors Services, Inc. ["Moody's"]) have speculative characteristics and a weakened capacity to repay principal and pay interest. The Fund may invest up to 25% of its total assets in tax-exempt obligations that are not investment grade. Investments in these securities present different risks than investments in higher-rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Manager must monitor the issuers of high yield securities in its portfolio to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. The Fund may retain a portfolio security whose rating has been changed.


      The dollar weighted average of credit ratings of all bonds rated by NRSROs held by the Fund during the year ended December 31, 1997, computed on a monthly basis, as a percentage of the Fund's total portfolio, separated into each rating category established by S&P,(AAA, AA, A, BBB, BB, B or lower) were, respectively, 24.16%, 11.52%, 19.44%, 17.47%, 5.11% and 2.00%. If a bond was not rated by S&P, but was rated by another NRSRO (including Moody's, Fitch Investor Services, Inc. or Duff and Phelps) it is included in the comparable S&P category. If a bond was rated by more than one NRSRO, placement in the S&P category is determined by the highest rating received. In addition, included in these respective categories are bonds which, although not rated by an NRSRO, are backed by a letter of credit or guaranteed by a financial institution or agency, in which case placement in the S&P category is determined by an existing rating of the issuer of the letter of credit or the institution or agency providing the guaranty. Unrated bonds comprised 20.30% of the Fund's total assets during this period. Unrated bonds also may be deemed to be comparable in quality to investment grade securities by the Manager under circumstances where such unrated bonds have credit characteristics which are comparable to those of similar rated issuers. Based upon the weighted average of credit ratings of
(i)those bonds which were either rated by an NRSRO or backed by a letter of credit or guaranty, and (ii)unrated securities of comparable quality as determined by the Manager which were held by the Fund during the year ended December 31, 1997 computed on a monthly basis, the percentages of the Fund's assets which were invested either in bonds rated by an NRSRO (including those bonds which, although not rated by an NRSRO, were backed by a letter of credit or guaranteed), or in unrated bonds which are considered by the Manager to be of comparable quality to rated securities, as separated into each rating category established by S&P were respectively 24.24%, 14.01%, 22.21%, 21.58%, 15.01% and
2.95%. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportion listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular categories.

      o Management of Credit Risk. Because up to 25% of the Fund's total assets which are invested in tax-exempt obligations may be invested in securities which are not investment grade or (subject to the percentage limitations described above in "Credit Quality") in securities which are unrated, the Fund is dependent on the Manager's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Manager will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Manager will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

      o Default. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions would not be tax-exempt.


      o Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failures of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may entail substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

How the Fund is Managed

Organization and History. The Fund conducted operations as a closed-end investment company from December 1982 until May 1986, at which time it commenced operations as an open-end investment company. The Fund is a non-diversified management investment company with an unlimited number of authorized shares of beneficial interest.

      The Fund is a Massachusetts business trust and is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically to oversee the Fund's activities, review its performance, and review the actions of the Manager. The "Trustees and Officers of the Fund" section in the Statement of Additional Information lists the Trustees and provides more information about them and the officers of the Fund. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and its Affiliates. The Fund is managed by OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and accounting services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.

      o Portfolio Manager. The Portfolio Manager of the Fund is Ronald H. Fielding. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Mr. Fielding is Vice President of the Fund and has also served as an officer and director of the Fund's previous investment advisers and their affiliates.


      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, payable monthly, which are equal to the following percentages based on its average daily net assets: 0.54% up to $100 million, 0.52% on $100 million to $250 million, 0.47% on $250 million to $2 billion, 0.46% on $2 billion to $5 billion and 0.45% in excess of $5 billion. The Fund's management fee for its last fiscal year ended December 31, 1997 was 0.47% the Fund's average daily net assets.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      The  Board of  Trustees  of the Fund  monitors  the  composition  of,  and purchases in, the Fund's portfolio to insure consistency with the stated investment objective and policies of the Fund. Among the responsibilities of the Manager under the Investment Advisory Agreement is the selection of broker-dealers through whom transactions in the Fund's portfolio securities will be effected. The primary aim in allocation by the Manager of portfolio transactions to brokers is the attainment of the best execution of all such transactions. If more than one broker is able to provide the best execution, securities may be purchased from or sold to brokers who have furnished research to the Manager. Although such research may be used by the Manager in servicing accounts other than the Fund, the receipt of such research will be taken into account in the selection of brokers only to the extent that such research is primarily intended to benefit the Fund. The Fund and the Manager also may take into account the sale of Fund shares in selecting broker-dealers to execute transactions. For further information see "Brokerage Policies of the Fund" in the Statement of Additional Information.

      A change in securities held by the Fund is known as "portfolio turnover." See "Financial Highlights" for the Fund's portfolio turnover rate for the past ten fiscal years. Municipal bonds may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs with respect to such transactions since most purchases made by the Fund are principal transactions at net prices.


      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

      o The Distributor. The Fund's shares are sold through dealers, brokers and financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

      o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.


Performance of the Fund


Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return," "standardized yield," "dividend yield," "yield" and "tax-equivalent yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance may help you see how well your Fund has done over time and to compare it to other funds or to a market index.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio , expenses and which class of shares you purchase.

      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which the total return is shown has been deducted. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


      o Yield. Different types of yield may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share from the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in absence of taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the periodand annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting the sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended December 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and the Consumer Price Index.

      o Management's Discussion of Performance. During the Fund's fiscal year ended December 31, 1997, the municipal bond market was characterized by an increase in interest rates through April and declining rates during the rest of the year, resulting in a decline in long-term yields and narrowing of credit quality yield spreads. The narrowing spreads were due to a stronger economy, a decrease in the supply of lower investment grade rated issuers and an increased demand from investors for higher income producing investments. The Fund took advantage of the narrower yield spreads by purchasing issues which were rated "AAA" with Federal Government insurance that offered yields equal to those available on many issues rated only "AA" or "A". The lower yield environment enabled many issuers to reduce their borrowing cost by selling new issues and using the proceeds to advance refund older, higher coupon issues. The Fund benefited from this as many of its "BBB" and "A" rated premium coupon holdings were pre-refunded, resulting in an upgrade in credit quality to "AAA" and increase in market value

 . The Fund also benefited by the overall improvement of credit quality in New York State. The State itself was upgraded by S&P from "A-" to "A" in August. Many state appropriation back issuers were also upgraded from "BBB+" to "A-", including the Fund's holdings of the Dormitory Authority, Medicare Facilities
Authority,   Empire  State  Development  Authority  and  the  Urban  Development
Corporation. The Fund's portfolio holdings, allocation and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the Fund until December 31, 1997. In the case of Class A shares, performance is measured from the commencement of operations on May 15, 1986, in the case of Class B shares, from the inception of the class on March 17, 1997, and in the case of Class C shares from inception of the class on March 17, 1997. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the 4.75% current maximum initial sales charge on Class A shares, the maximum 5% contingent deferred sales charge on Class B shares, and the 1% contingent deferred sales charge on Class C shares.

      The performance of the Fund is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds which is widely regarded as a measure of the performance of the general municipal bond market. However, performance represented by this index differs from the performance of the Fund in several important respects. First, while the Lehman Brothers Municipal Bond Index reflects the performance of municipal securities, the interest income on which is exempt from Federal taxes, it includes mostly municipal bonds, the interest income on which is subject to New York State and New York City personal income taxes. Thus, many of the municipal securities included in the index would not be purchased by the Fund. Index performance reflects the reinvestment of dividends, but does not consider the effect of capital gains or transaction costs. Also, the Fund's performance reflects the effect of the Fund's business and operating expenses. None of the data shown considers the effect of taxes. Moreover, the index performance data does not reflect any assessment of the risk of investments included. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.



                   Comparison of Change in Value
       of $10,000 Hypothetical  Investments in
              Class A, Class B and Class C Shares of
              Rochester Fund Municipals, the

               Lehman Brothers Municipal Bond Index
                   and the Consumer Price Index

[Graph]


Average Annual Total Return of




 the Fund at 12/31/97


A Shares(1)     1-Year         5-Year     10-Year
                4.96%          6.62%      8.65%

B Shares(2)     Life-of-the-Class:
                3.74%

C Shares(3)     Life-of-the-Class:
                7.80%
------------------------------
Total returns and the ending account values in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the Class B and Class C graph begins on 3/31/97 .

1The inception date of the Fund (Class A shares) was 5/15/86. Class A returns are shown net of the applicable 4.75% maximum initial sales charge.
2Class B shares of the Fund were first publicly offered on 3/17/97. The average annual total returns reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% contingent deferred sales charges for the life-of- the-class. The ending account value in the graph is net of the applicable 5% sales charge. 3Class C shares of the Fund were first publicly offered on 3/17/97. The one year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How To Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.


      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares" below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the maximum sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C shares (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by the class you invest in.
      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.


      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above , and therefore, you should analyze your options carefully.

      o Are There Differences in Account Features That Matter to You? Because some account features, such as checkwriting, may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purposes of the Class B and Class C contingent deferred sales charges and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:


      With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.


      o How are Shares Purchased? You can buy shares several ways - through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.


      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you do not list a dealer on the Application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor to be sure it is appropriate for you.


      o Payment by Federal Funds Wire. Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire, and to receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.


      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized agent must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth special sales charge rates that apply to additional purchases of Class A shares of the Fund by a person who was a shareholder of the Fund on or before the effective date of this Prospectus. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. In some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and paid to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                          Front-End       Front-End
                          Sales Charge    Sales Charge   Commission

                          as a % of       as a % of      as a % of

                          Offering        Amount         Offering
Amount of Purchase        Price           Invested       Price

Less than $50,000         4.75%           4.98%          4.00%

$50,000 or more but
less than $100,000        4.50%           4.71%          4.00%

$100,000 or more but
less than $250,000        3.50%           3.63%          3.00%

$250,000 or more but
less than $500,000        2.50%           2.56%          2.25%

$500,000 or more but
less than $1,000,000      2.00%           2.04%          1.80%


---------------------

The   Distributor   reserves   the  right  to  reallow  the  entire
commission
to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal Securities laws.


      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. However, the Distributor pays dealers of record commissions on those non-retirement plan purchases in an amount equal to the sum of 1.0% . That commission will be paid only on the amount of those purchases that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.


      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:


      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trusts or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charge" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates; and retirement plans established by them for their employees;
      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
      o dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares);
      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of such investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);
      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or
      o any unit investment trust that has entered into an appropriate agreement with the Distributor.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;
      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or
      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.


      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;
      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account
Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);
      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average daily net assets of Class A shares of the Fund. Although the terms of the Service Plan permit aggregate payments by the Fund of up to 0.25% of the Funds average daily net assets, the Board of Trustees has approved aggregate payments of up to only 0.15% of the Fund's average daily net assets. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not done as yet) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate of 0.15% of the average daily net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. See "Distribution and Service Plans" in the Statement of Additional Information.


Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions; (2) shares held for over 6 years; and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of       Contingent Deferred Sales Charge
Month in Which Purchase        on Redemption in that Year
Order Was Accepted             (As % of Amount Subject to Charge)
------------------------       ----------------------------------




0
- 1                            5.0%

1 - 2                          4.0%

2 - 3                          3.0%

3 - 4                          3.0%

4 - 5                          2.0%

5 - 6                          1.0%


6 and following                None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.


Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each Plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class per year.


      The Distributor uses the service fees to compensate dealers for providing personal and account maintenance services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. At December 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $7,678,515 (equal to 4.47% Of the Fund's net assets represented by Class B shares on that date). At December 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $775,680 (equal to 1.58%, of the Fund's net assets represented by Class C shares on that date). If the Fund terminates either of its Plans, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B and Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases :

      o redemptions from accounts following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration); or
      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below.

      Waivers  for Shares  Sold or Issued in Certain  Transactions.
 The contingent deferred sales charge is also waived on Class B and
Class C shares sold or issued in the following cases: o shares sold to the Manager or its affiliates; o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
      o shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services



AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.


      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.


      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below for details.
      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Shareholder Transactions by Fax. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

Automatic Withdrawal And Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Informa tion for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A and Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How To Sell Shares



You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Certain Requests Require A Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

      o You wish to redeem more than $50,000 worth of shares and receive a check
      o The redemption check is not payable to all shareholders listed on the account statement
      o The redemption check is not sent to the address of record on your account statement
      o Shares are being transferred to a Fund account with a different owner or name, or
      o Shares  are  redeemed  by  someone  other  than the  owners
(such as an Executor)

      o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares By Mail. Write a "letter of instructions" that includes:
      o  Your name
      o  The Fund's name
      o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

   Use the following address for    Send courier or Express Mail
   requests by mail:                requests to:
   OppenheimerFunds Services        OppenheimerFunds Services
   P.O. Box 5270                    10200   E.    Girard    Avenue,
Building D
   Denver, Colorado 80217           Denver, Colorado 80231

Selling Shares By Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
      o To redeem  shares  through a service  representative,  call
1-800-852-8457
      o  To  redeem  shares   automatically   on  PhoneLink,   call
1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

      o Telephone Redemptions Paid By Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred. Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.


Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
      o Checks must be written for at least $100.
      o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.
      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      o Don't use your checks if you changed your Fund account number.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Selling Shares by Wire. You may request that redemption proceeds of $2,500 or more be wired to a previously designated account at a commercial bank that is a member of the Federal Reserve wire system. The wire will normally be transmitted on the next bank business day after the redemption of shares. To place a wire redemption request, call the Transfer Agent at 1-800-525-7048.
There is a $10 fee for each wire.


How to Exchange Shares


Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence.
      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.
      o You must meet the minimum purchase requirements for the fund you purchase by exchange.
      o Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A Shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You  can  find  a  list  of   Oppenheimer   funds   currently
available
for  exchanges  in  the  Statement  of  Additional  Information  or

obtain
one by calling a service representative at 1-800-525-7048. That list can change from time to time.


      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.
      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, see "How to Exchange Shares" in the Statement of Additional Information.
      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally be different for Class A, Class B and
Class C
shares. Therefore, the redemption value of your shares may be more or less than their original cost.


      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 business days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.


      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your Application, or if you underreport your income to the Internal Revenue Service .


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes


Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays such dividends to shareholders monthly. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class' dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short- or long-term capital gains in December. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends December 31st). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your Application how you want to receive your distributions. You have four options:

      o Reinvest all distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      o Reinvest long-term capital gains only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

      o Receive all distributions in cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank account on AccountLink.


      o Reinvest your distributions in another Oppenheimer Fund account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Federal Income Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on municipal obligations will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to the alternative minimum tax. Distributions are subject to Federal income tax and may be subject to state and/or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement

showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes in the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Dividend". If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions. Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them. Any capital gain is subject to capital gains tax.

      o Returns of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.


New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on municipal securities and obligations of U.S. territories, such distributions will be exempt from New York State and New York City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than New York municipal securities and obligations of U.S. territories will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.

      Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

      All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

      This information is only a summary of certain Federal income tax and New York State and New York City personal income tax information about your investment. More information is contained in the Statement of Additional Information. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than New York State and New York City. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

                     APPENDIX TO PROSPECTUS OF
                     ROCHESTER FUND MUNICIPALS

      Graphic material included in the Prospectus of Rochester
Fund Municipals (the "Fund"): "Comparison of Change in Value
of a $10,000 Hypothetical Investment in: Rochester Fund
Municipals,    Lehman    Brothers    Municipal   Bond   Index   and
Consumer
Price Index "


      Linear graphs will be included in the Prospectus of the Fund depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the ten year period ended December 31, 1997, in the case of the Fund's Class B shares will cover the period from the inception of the class (March 17, 1997) through December 31, 1997, and in the case of the Fund's Class C shares, that graph will cover the period from the inception of the class (March 17, 1997) through December 31, 1997. The graph will compare such values with hypothetical $10,000 investments over the time periods indicated below in the Lehman Brothers Municipal Bond Index and the Consumer Price index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index and the Consumer Price Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."


                     Rochester      Consumer        Lehman Bros.

Fiscal Year          Fund           Price           Municipal
(Period) Ended       Municipals: A  Index           Bond Index
--------------       -------------- ------          -----------

         12/31/87          9,525          10,000         10,000





                              12/31/88         10,831
10,442          11,016
12/31/89             11,772         10,927          12,205
12/31/90             12,635         11,594          13,094
12/31/91             14,251         11,950          14,684
12/31/92             15,846         12,296          15,979
12/31/93             18,161         12,634          17,941
12/31/94             16,644         12,972          17,012
12/31/95             19,741         13,302          19,986
12/31/96             20,794         13,744          20,871
12/31/97             22,921         13,977          22,787


                     Rochester      Consumer        Lehman Bros.
Fiscal Year          Fund           Price           Municipal
(Period) Ended       Municipals: B  Index           Bond Index
--------------       -------------- ------          -----------

3/17/97              10,000         10,000          10,000
12/31/97             10,374         10,081          10,944


                     Rochester      Consumer        Lehman Bros.
Fiscal Year          Fund           Price           Municipal
(Period) Ended       Municipals: C  Index           Bond Index
--------------       -------------- ------          -----------

3/17/97              10,000         10,000          10,000
12/31/97             10,780         10,081          10,944

                            APPENDIX A

Special Sales Charge Arrangements for Class A Shareholders of the
Fund Who Were Shareholders of the Fund on March 16, 1997

The initial and contingent deferred sales charge rates for Class A shares of the Fund described elsewhere in this Prospectus are modified as described below for additional purchases of less than $250,000 effected by those shareholders of the Fund who owned Class A shares of the Fund on March 16, 1997, the effective date of this Prospectus. Purchases of Class A shares made by such shareholders in amounts of $250,000 or more shall be made in accordance with the sales charge rates described on page __ of this Prospectus. The sales charge modifications described below shall remain in effect through January 5, 1998. In addition, those shareholders of the Fund who owned Class A shares on March 16, 1997, may elect to make additional purchases of Class A shares over $4 million subject to an initial sales charge of 0.75%, in which event the 1% Class A contingent deferred sales charge described in Note 1 below and on page ___ of this Prospectus would not apply. After January 5, 1998, this election will not be available and the initial and contingent deferred sales charge rates for all purchases of Class A shares of the Fund described on pages __ through ___ of this Prospectus shall apply.

        SPECIAL CLASS A SHARES CHARGE RATES AND COMMISSIONS

                          Front-End       Front-End
                          Sales           Sales          Commission
                          Charge          Charge         as
                          as a            as a           Percentage
                          Percentage      Percentage     of
                          of Offering     of Amount      Offering
Amount                    Price           Invested       Price

---------------------------------------------------------------

Less than $100,000        4.00%           4.17%          3.50%
$100,000 or more but
less than $250,000        3.35%           3.47%          3.00%
Over $4,000,000(1)             0.75%           0.76%          0.60%


----------------

(1) As described on page ___ of this Prospectus, there is no initial sales charge on purchases of Class A shares aggregating $1 million or more. If such Class A shares are redeemed within 18 months of the end of the calendar month of their purchase, the 1% Class A contingent deferred sales charge described in this Prospectus may be deducted from the redemption proceeds. The Distributor pays dealers of record commissions on purchases aggregating $1 million or more in an amount equal to the sum of 1.0% of those purchases. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

                            APPENDIX B

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds


The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest
for  Value  Fund,    Inc.,    Oppenheimer  Quest  Growth &  Income  Fund,
Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or
(ii) purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

      o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.






                          Front-End       Front-End
                          Sales           Sales          Commission
                          Charge          Charge         as
Number of                 as a            as a           Percentage
Eligible                  Percentage      Percentage     of
Employees                 of Offering     of Amount      Offering
or Members                Price           Invested       Price

9 or fewer                2.50%           2.56%          2.00%

At least 10 but not
more than 49              2.00%           2.04%          1.60%


      For purchases by associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described beginning on page 30 of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.


      o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

Class A,  Class B and  Class C  Contingent  Deferred  Sales  Charge
Waivers

      o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which a former Quest for Value Fund merged, if those shares were purchased prior to March 6, 1995 in connection with (i) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.


      o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1)
redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

(five      Rochester
 bar       Fund
 logo)     Municipals

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048


OppenheimerFunds Internet Website:
http://www.Oppenheimerfunds.com


Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043


Independent  Accountants

Price Waterhouse LLP

 950 Seventeenth Street, Suite 2500
 Denver, CO 80202-2872


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036-1800

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


 PR0365.001Printed on recycled paper

ROCHESTER FUND MUNICIPALS

350 Linden Oaks, Rochester, New York 14625
1-800-525-7048


Statement of Additional  Information  dated  April 1,
1998

      This Statement of Additional Information of Rochester Fund Municipals is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 1, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


CONTENTS


Page
About the Fund

Investment Objective and Policies.................................
     Investment Policies and Strategies...........................
     Other Investment Techniques and Strategies...................
     Investment Considerations/Risk Factors.......................
     Other Investment Restrictions...............................
How the Fund is Managed..........................................
     Organization and History....................................
     Trustees and Officers of the Fund...........................
     The Manager and Its Affiliates..............................
Brokerage Policies of the Fund...................................
Performance of the Fund..........................................
Distribution and Service Plans...................................


About Your Account

How to Buy Shares................................................
How to Sell Shares ..............................................
How to Exchange Shares...........................................
Dividends, Capital Gains and Taxes...............................
Additional Information About the Fund............................


Financial Information About the Fund

Independent  Accountants' Report........................
Financial Statements.............................................


Appendix A:  Industry Classifications...........................A-1
Appendix B:  Tax-Equivalent Yield Chart.........................B-1
Appendix C:  Description of Municipal Securities Ratings........C-1



ABOUT THE FUND

Investment Objective And Policies

Investment Policies and Strategies. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The investment objective of the Fund cannot be changed without shareholder approval. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short-term bonds. There can be no assurance that the investment objective of the Fund will be realized.


Municipal Obligations

      o Municipal Bonds. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue  Bonds.  Revenue  Bonds are not secured by the full
faith, credit  and  taxing   power  of  an  issuer.   Rather,   the
principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

      o Private Activity Bonds. The Fund will invest only in those private activity bonds which are, in the opinion of issuer's counsel, tax exempt. Interest on obligations which are classified as non-qualified private activity bonds under Section 141, arbitrage bonds under Section 148 and bonds not in registered form under Section 149 of the Code is not exempt from federal income tax. Such obligations are excluded from the definition of municipal bonds.
The Fund will not invest in them.
However, Sections 141 through 150 of the Code provide that interest on certain types of private activity bonds will be exempt from federal income tax except when such interest is received by "substantial users" or persons related to substantial users as defined in Section 147 of the Code. The Fund may invest periodically in these bonds, and therefore, the Fund may not be an appropriate investment for entities which are substantial users of facilities financed by private activity bonds or for investors who are "related persons". Generally, an individual will not be a related person under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a substantial user of a facility financed from the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Treasury regulations as a non-exempt person who regularly uses a part of a facility financed from the proceeds of private activity bonds.

      o   Municipal   Notes.   Municipal   notes   generally   fund
short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

      o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      o Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

      o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

      o Municipal Leases. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.
Although "non-appropriation"
Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.


      In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, (4) the investment is of a size that will be attractive to institutional investors, and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.


      Investments in Municipal Leases will be subject to the Fund's 15% limitation on investments in Illiquid Securities as described in the Fund's Prospectus unless, in the judgment of OppenheimerFunds, Inc. ("the Manager"), a particular Municipal
Lease is liquid and has received an
investment grade rating from a nationally recognized statistical rating organization ("NRSRO"). The Board of Trustees has adopted guidelines to be utilized by the Manager in making determinations concerning the liquidity and valuation of a Municipal Lease. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property. As noted in the Fund's Prospectus, no more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. Of that amount, no more than 5% of the Fund's assets which are invested in tax-exempt obligations may be invested in unrated or "illiquid" Municipal Leases.

      Subject   to  the   foregoing   percentage   limitations   on
investments in Illiquid Securities, the Fund may invest in tax-exempt leases, provided that: (i) the Fund receives in each instance the opinion of issuer's legal counsel experienced in such transactions that the tax-exempt obligation will generate interest income which is exempt from Federal and New York State income tax; (ii) the Fund receives in all instances an opinion that as of the effective date of the lease or at the date of the Fund's purchase, if other than on the effective date, the lease is the valid and binding obligation of the governmental issuer; (iii) the Fund receives in each instance an opinion of issuer's legal counsel that such obligation has been issued in compliance with all applicable Federal and State securities laws; (iv) the Manager of the Fund performs its own credit analysis in instances where a credit rating has not been provided by a recognized credit rating agency; (v) that if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment grade quality (i.e. within one of the four highest ratings of an NRSRO, the Manager at the time of making such investment, shall include such investment within the Fund's overall percentage limitation on investments in Illiquid Securities as well as the 5% limitation on investments in unrated tax-exempt leases. In instances where the Manager is required to perform its own credit analysis with respect to a particular tax-exempt lease obligation, the Manager will evaluate current information furnished by the issuer or obtained from other sources considered by it to be reliable.

      o Definition of Issuer. For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

      If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

Other Investment Techniques and Strategies

      o Stand-by Commitments. The Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

      o When-Issued Securities. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement extends beyond six months and possibly as long as two years or more beyond trade date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to the commitment for when- issued securities.

      o Options Transactions. The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's net assets will be invested in options transactions.


      Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its Prospectus to reflect such evolution prior to investing.

      o Illiquid Securities. As noted in the Prospectus, the Fund may invest up to 15% of the value of its net assets in Illiquid Securities as defined therein, which may include, but are not limited to securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional investors ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Manager pursuant to certain guidelines which have been adopted by the Fund's Board of Trustees (the "Board of Trustees"or "Board") will be excluded from the 15% limitation on investments in Illiquid Securities. In addition to the unregistered nature of the securities, the Manager will take the following factors into consideration in reaching a determination as to whether a particular Rule 144A Security may be "liquid": (1) the frequency (or anticipated frequency) of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Manager will also consider any other factors which in its opinion are pertinent to the liquidity of a security.

Investment Considerations/Risk Factors

Special Investment  Considerations - New York Municipal Securities.
 As explained in the  Prospectus,  the Fund is highly  sensitive to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the Municipal Securities in which the Fund concentrates its investments. The following information on risk factors in concentrating in New York Municipal Securities is only a summary, based on official statements relating to offerings of New York issuers of Municipal Securities on or prior to March 3, 1998 with respect to offerings of the State and March 12, 1998 with respect to offerings of New York City, and no representation is made as to the accuracy of such information.


      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Securities in which the Fund invests.


      o New York City. More than any other municipality, the fiscal health of New York City (the "City") has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995 . It improved thereafter commencing in calendar year 1996, reflecting improved security industry earnings and employment in other sectors. The City's current financial plan assumes that, after strong growth in the 1998 fiscal year, moderate economic growth will exist through the calendar year 2002, with moderate job growth and wage increases.

      For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") and revenues and expenditures for the City's 1998 and 1999 fiscal years are projected to be balanced in accordance with GAAP. The City has been required to close substantial budget gaps in recent years in order to maintain balanced operating results. A pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers for each fiscal year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without additional tax or other revenue increases or additional reductions in City services or programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1998 through 2002 fiscal years (the "1998-2002 Financial Plan", "Financial Plan" or "City Plan"). On January 29, 1998, the City published the Financial Plan for the 1998-2002 fiscal years, which is a modification to a financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 10, 1997 (the "June Financial Plan") and which relates to the City, the New York City Board of Education ("BOE") and the City University of New York.

      The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the City Plan, employment growth, continuation of projected interest earning assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions, the ability to implement reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") , BOE and other such agencies to maintain balanced budgets, the ability to complete certain revenue generating transactions, provision of State and Federal aid and the impact on City revenues of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure.

      Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2002 contemplates the issuance of $7.0 billion of general obligation bonds and $7.5 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") . The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In a challenge to the New York City Transitional Finance Authority Act (the "Finance Authority Act"), the state trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On March 10, 1998, plaintiffs asked the State appellate court for a preliminary injunction pending an appeal enjoining the Finance Authority from issuing bonds. The City and other defendants intend to oppose the request for an injunction. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or bonds and notes of the Finance Authority, it would be prevented from meeting its planned operating and capital expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      o 1998-2002 Financial Plan. The Financial Plan sets forth actions to close a previously projected gap for the 1999 fiscal year and to reduce projected gaps for fiscal years 2000 through 2002. The proposed actions in the Financial Plan for the 1998 through 2002 fiscal years include additional (i) agency actions;
(ii) Federal aid; and (iii) State aid. The gap-closing actions are partially offset by proposed new tax reduction programs totaling $237 million, $537 million, $610 million, and $774 million in fiscal years 1999 through 2002, respectively.

      The 1998-2002 Financial Plan reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2002 Financial Plan projects revenues and expenditures for the 1998 and 1999 fiscal years balanced in accordance with GAAP, and projects budget gaps of $1.8 billion, $2.0 billion and $1.9 billion for the 2000, 2001 and 2002 fiscal years, respectively . The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports in the 1999 through 2002 fiscal years, which may depend on the successful completion of negotiations with the Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases thereto through pending legal actions; and (iii) State approval of the repeal of the Wicks Law relating to contracting requirements for City constuction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      From time to time, the Control Board staff, the staff of the Office of the State Deputy Comptroller of New York, the City Comptroller, the City's Independent Budget Office and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      o Ratings. As of March 12, 1998, Moody's rated the City's general obligation bonds A3, Standard & Poor's rated the bonds BBB+ and Fitch rated the bonds A-. These ratings do not reflect any credit enhancements relating to any portion of City bonds. Such ratings reflect only the views of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to BBB+. On February 3, 1998, Standard & Poor's placed its BBB+ rating of City bonds on CreditWatch with positive implications. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1.

      o Outstanding Net Indebtedness. As of December 31, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $26.6 billion and $3.6 billion of outstanding net long-term debt. As of October 8, 1997, the New York City Municipal Water Finance Authority ( the "Water Authority") had approximately $8.1 billion of aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $200 million of commercial paper notes outstanding.

      Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will preserve the high quality of water in the upstate water supply system and prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The city has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion. Such an expenditure could cause significant increases in City water and sewer charges.


      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.


      o Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1997, the City estimated that its potential future liability to be approximately $3.5 billion.


      o New York State. The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control.


      o Recent Developments. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Moderate growth is projected to continue in 1998 and 1999 for employment, wages and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income growth in 1997 was fueled in part by a continued large increase in financial sector bonus payments. Increases in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

      o The 1997-98 Fiscal Year. The State's budget for the 1997-1998 fiscal year (April 1, 1997 through March 31, 1998) was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted necessary apropriations for state-supported debt service. The State Financial Plan for the 1997-1998 fiscal year (the "State Plan" or "State Financial Plan") was formulated on August 11, 1997, upgraded on January 30, 1998, and based on the State's budget as enacted by the Legislature, as well as actual results through the third quarter of the 1997-1998 fiscal year.

      o The 1997-1998 State Financial Plan projects a balanced General Fund (the major operating fund of the State) , on a cash basis, with a projected cash surplus of $1.83 billion. The State has planned to accelerate $1.18 billion in income tax refund payments into the 1997-1998 fiscal year, or provide reserves for such payments, in order to make the cash surplus available to help finance requirements of the 1998-1999 fiscal year. General Fund receipts are projected to be $35.197 billion while General Fund disbursements are projected at $35.165 billion.
 The State projects it has closed
a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions include cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance current year spending, control on State agency spending and other actions.


      The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.


      Certain actions taken in the 1997-1998 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997- 1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

      o Future Fiscal Years. The Governor presented his proposed 1998-1999 Executive Budget (the "Executive Budget") to the Legislature on January 1997 20, 1998. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.

      The draft 1998-1999 Financial Plan, based on the Executive Budget, projects balance on a cash basis for the 1998-1999 fiscal year. Total General Fund receipts are projected to be $36.22 billion and total General Fund disbursements and transfers to other funds are projected to be $36.18 billion.

      The Executive Budget projects budget gaps of aproximately $1.75 billion in 1999-2000 growing to $3.75 billion in 2000-2001. These gaps are projected after assuming savings actions totaling $600 million in 1999-2000 and $800 million in 2000-2001.


      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.


      According to the New York State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. This risk includes either a financial market or broader economic "correction". The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

      o Prior Fiscal Years. The State ended its 1996-1997 fiscal year in balance, with a reported 1996-1997 General Fund cash surplus of $1.4 billion. Prior to adoption of the State's 1996-1997 fiscal year budget, the State had projected a potential budget gap of approximately $3.9 billion.




The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.




      o Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

      o Authorities. The fiscal stability of the State is related to the fiscal stability of its public authorities ("Authorities"). Authorities have various responsibilities, including these which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in, their legislative authorization. As of September 30, 1996, the latest data available, 17 Authorities each had outstanding debt of $100 million or more, and collectively, had aggregate outstanding debt, including refunding bonds, of $75.4 billion.


      Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls, rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


      o Ratings. As of March 3, 1998, Moody's rated New York State general obligations bonds A2, and Standard & Poor's rated such bonds A. Standard & Poor's revised its ratings upwards from A- to A on August 28, 1997 . Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the Fund invests.

      o State Debt. As of March 31, 1997, the State had approximately $5.03 billion outstanding in general obligation debt, including $294 million in bond anticipation notes outstanding. As of March 31, 1997, the total amount of outstanding general obligation debt was approximately $5.028 billion, including $293.6 million in Bond Anticipation Notes. The total amount of moral obligation debt was approximately $4.07 billion, and $22.50 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

      For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligations debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

      Total outstanding State-related debt increased from $24.45 billion at the end of the 1987-88 fiscal year to $37.11 billion at the end of the 1996-97 fiscal year, an average annual increase of 4.7%. State-supported debt increased from $11.61 billion at the end of the 1987-88 fiscal year to $32.77 billion at the end of the 1996-97 fiscal year, an average annual increase of 12.2%. During the prior ten year period, annual personal income in the State rose from $329.6 billion to $526.5 billion, an average annual increase of 5.3%. Thus,
State-supported debt grew at a faster rate than personal income while State-related obligations grew from 3.5% of personal income in the 1987-88 fiscal year to 6.2% for the 1996-97 fiscal year while State-related debt outstanding declined from 7.4% to 7.1% of personal income for the same period.


      o Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter.

      There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced State Plan in any particular year. In its audited financial statements for the fiscal year ended March 31, 1997, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $474 $364 million.

      In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the current fiscal year or thereafter.

      o Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements year.


      Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      o Credit Quality. The following special considerations are risk factors associated with the Fund's investments in high yield (lower rated) securities:

      o Risk Factors of High Yield Securities. The Fund is permitted to invest up to 25% of its total assets in tax-exempt obligations which are rated below investment grade or, if unrated, judged by the Manager to be in an equivalent rating category. These high yield, high risk securities (commonly referred to as "junk bonds") are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in the Fund's Prospectus.

      o Effect of Interest Rate and Economic Changes. The prices of high yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high yield securities and thus in the Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for high yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Fund's expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the careful analysis of prospective portfolio securities by the Manager should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

      o The High Yield Securities Market. The market for below investment grade bonds expanded rapidly in the 1980's and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair market value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      o Credit Ratings. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Manager considers ratings of NRSROs such as Moody's Investors Services, Inc., Standard & Poor's, Fitch Investors Services, Inc and Duff & Phelps, the Manager primarily relies on its own credit analysis, which includes a study of existing debt, capital issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Manager continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. See Appendix C for a description of municipal securities ratings.

      o Liquidity and Valuation. Lower-rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extend that no established retail secondary market exists, many high yield securities may not be as liquid as higher-grade bonds. A less active and thinner market for high yield securities than that available for higher quality securities may limit the Fund's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of the Fund to value or sell high yield securities also will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Trustees to value high yield, high risk securities becomes more difficult, with judgement playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a high yield security, whether or not such perceptions are based on a fundamental analysis. See "How to Buy Shares."

      o Legislation. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain high yield securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which could also adversely affect high yield securities, will be enacted into law.

      o   Investment   in   Municipal   Leases.    Investments   in
tax-exempt lease obligations, which are commonly referred to as "municipal leases," present certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds.
The principal risks involved in investments in tax-exempt lease obligations are the following:

      o Limited Liquidity. An investment in tax-exempt lease obligations is generally less liquid than an investment in comparable tax-exempt obligations such as general obligation bonds or revenue bonds because (i) tax-exempt lease obligations (other than Certificate of Participation Leases) are usually issued in private placements and contain legal restrictions on transfer and (ii) there is only a limited secondary trading market for such obligations.

      o Reliance on Manager's Credit Analysis. Tax-exempt lease obligations are generally not rated by NRSROs, which places the burden for credit analysis upon the Manager.

      o Non-Appropriation. The ability of a purchaser to perform a meaningful credit analysis is limited by the inclusion in most tax-exempt leases of "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless funds are appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      o Limited Remedies. The remedies of a purchaser of a tax-exempt lease obligation may be limited solely to repossession of the collateral for such obligation for resale upon failure of a municipality to make necessary appropriations or upon default by the governmental issuer of such obligation without any recourse to the general credit of the governmental issuer or to acceleration of the rental payments due solely for the remaining fiscal year of the governmental issuer. In addition, the resale value of the collateral may be significantly reduced at the time of repossession due to depreciation.

      o Reduction in Yield. Prepayments on underlying leases due to loss or destruction of equipment or exercise of an option of the lessee to purchase such equipment may reduce the purchaser's yield to the extent that interest rates have declined below the level prevailing when the tax-exempt lease obligation was initially purchased. This reduction in yield may occur because the purchaser might be required to invest such prepayments in obligations yielding a lower rate of interest.

Other Investment Restrictions

      o Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are fundamental investment policies of the Fund and which cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

      (1) Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act, requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage. To reduce its borrowings, the Fund may have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

      (2) Buy any securities on margin or sell any securities short.

      (3) Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

      (4) Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

      (5) Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

      (6) Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

      (7) Acquire, lease or hold real estate, except such as may be necessary or advisable for (a) the maintenance of its offices, or (b) to enable the Fund to take such action as may be appropriate in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

      (8) Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange and purchase call options (and sell put options) to the extent necessary to close out call options previously written or put options previously purchased. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund, and, therefore, there are no option transactions currently available for the Fund.

      (9) Invest in companies for the purpose of exercising control or management.

      (10) Invest more than 25% of the Fund's total assets in securities of issuers of a particular industry, although for purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry, except that, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

      (11) Issue senior securities.


      For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

      Subject to the limitations stated above, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, including but not limited to general obligation bonds, pollution control bonds, hospital bonds, or any other municipal segment listed in Appendix A to this Statement of Additional Information.
In these circumstances, economic,
business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same municipal market segment, thereby potentially increasing market risk to the Fund.


      o   Non-Fundamental   Investment   Restrictions.   The   Fund
operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

      (1) The Fund may not acquire more than 3% of the voting securities issued by any one investment company (except where the acquisition results from a dividend or a merger, consolidation or other reorganization) or invest more than 5% of the Fund's assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

      (2) For purposes of Fundamental Investment Restriction No. 10 described above, the Fund's policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.

      The percentage limitations (fundamental and non-fundamental) on investments which are set forth above are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).

How the Fund is Managed

Organization and History. The Fund is an open-end, management investment company which currently has three classes of shares outstanding. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fraction vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.
      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares.
The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above or insufficient insurance coverage exists. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees and Officers of the Fund. The Fund's Trustees and officers, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. All of the trustees are also trustees of Limited Term New York Municipal Fund , Oppenheimer Bond Fund for Growth and Oppenheimer MidCap Fund. With the exception of Mr. Cannon, all of the trustees are also trustees or directors of the Oppenheimer Quest For Value Funds (consisting of the following series: Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund and Oppenheimer Quest Small Cap Fund) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Capital Value Fund, Inc. Messrs. Clinton, Courtney, Herrmann and Loft are also directors of
Oppenheimer Quest Capital Value Fund, Inc. Ms. Macaskill (in her capacity as President), Messrs. Donohue, Bowen, Zack, Bishop and Farrar, respectively, hold the same offices with various other Oppenheimer funds as with the Fund. As of March 16, 1998 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET  A.  MACASKILL,  Chairman  of the  Board of  Trustees  and
President*; Age , 49
President  (since  June  1991),  Chief  Executive  Officer

 (since
September  1995)  and a  Director  (since  December  1994)  of  the
Manager;  President and

   director   (since  June  1991)  of
HarbourView Asset
Management  Corporation  ("HarbourView"),   an  investment  adviser
subsidiary of the Manager; Chairman
and a director of Shareholder  Services,  Inc. ("SSI")
   (since  August  1994),   and
Shareholder Financial
Services,  Inc.  ("SFSI") (September  1995),  transfer agent subsidiaries of the Manager; President (since
September   1995)  and  a   director   (since   October   1990)  of
Oppenheimer Acquisition Corp. ("OAC"),

-----------------
* Trustee who is an "interested person" of the Fund. the Manager's parent holding company; President (since September 1995) and a director (since November
1989) of Oppenheimer Partnership Holdings, Inc. ("OPHI"), a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

JOHN CANNON, Trustee; Age  68
620 Sentry Parkway West Suite 220, Blue Bell,  PA 19422
Independent  Consultant;  Chief Investment Officer, CDC Associates,
 a registered investment adviser;
Director,  Neuberger & Berman Income  Managers  Trust,  Neuberger &
Berman Income Funds and
Neuberger  Berman  Trust,   1995-Present;   formerly  Chairman  and
Treasurer, CDC Associates, 1993-
February, 1996; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993 .

PAUL Y. CLINTON, Trustee; Age  67
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, a money-market fund and Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC Accumulation Trust, all of which are open-end investment companies. Formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.

THOMAS W. COURTNEY, Trustee; Age  64
833 Wyndemere Way, Naples, FL 34105 Principal of Courtney Associates, Inc. (venture capital firm); former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

LACY B. HERRMANN, Trustee; Age  68
380 Madison Avenue, Suite 2300, New York, NY 10017 Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and Manager, Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each:
Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust , both of which are open-end investment companies; Trustee Emeritus of Brown University.

GEORGE LOFT, Trustee; Age  83
51 Herrick Road, Sharon,  CT 06069
Private  Investor;  Director of  OCC Cash Reserves,  Inc., and
Trustee of  OCC Accumulation  Trust
,
both of which  are open-end investment  companies.

RONALD H. FIELDING,  Vice President and Portfolio  Manager;  Age
49
350 Linden Oaks, Rochester,  NY 14625
Senior Vice President of the Manager, Chairman of Rochester Division of the Manager; Formerly President and a director of Rochester Tax Managed Fund, Inc, President and a director, Fielding Management Company, Inc., Chairman and a director of Rochester Fund Distributors, Inc., President and a director of Fielding Management Company, Inc., President and a director of Rochester Capital Advisors, Inc., President and a director of Rochester Fund Services, Inc.


ANDREW J. DONOHUE, Secretary; Age 47

Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; A director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Treasurer; Age  61
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor ; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI
(since November 1989); Treasurer of OAC (since June 1990); Treasurer of OPHI (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); a director or trustee and an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age  39
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager .

SCOTT T. FARRAR, Assistant Treasurer; Age  32
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager .

ROBERT G. ZACK, Assistant Secretary; Age  49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

ADELE A. CAMPBELL, Assistant Treasurer; Age  34
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994-1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992-1994), Audit Manager for Price Waterhouse




 LLP (1991-1992).

      o Remuneration of Trustees. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the total amounts shown below from (i) the Fund during its fiscal year ended December 31, 1997 and (ii) other investment companies (or series thereof) in the Fund Complex during the calendar year ended December 31, 1997. The following table sets forth the aggregate compensation received by the Independent Trustees from the Fund during the fiscal year ended December 31, 1997.


                                 Pension or
                                 Retirement
                   Aggregate     Benefits    Estimated    Total
                   Compensation  Accrued as  Annual
Compensation
                   from the      Part of FundBenefits UponFrom Fund
Name of Person     Fund          Expenses(1)
Retirement(1)Complex(2)


John Cannon                  $8,3$10,301     $13,500
$23,100
Paul Y. Clinton           $8,170 $0          $0
$68,379
Thomas W. Courtney        $8,170 $0          $0
$68,379
Lacy B. Herrmann          $7,620 $0          $0
$63,154
George Loft               $8,170 $0          $0
$68,379


---------------------

(1) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years. (2) Includes compensation received during the fiscal year ended December 31, 1997, from all funds within the Fund Complex, which for purposes of the chart above, included the Fund, Limited Term New York Municipal Fund, Oppenheimer Bond Fund for Growth, Oppenheimer Quest Growth & Income Value Fund, Oppenheimer Quest Officers Value Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund, Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc.

      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular amount of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      o Major Shareholders. As of March 16, 1998 (i) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EFL3, Jacksonville, Florida , 32246, owned 22,096,166.012 Class A shares (representing 13.81% of the Fund's outstanding Class A shares; (ii) Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EFL3, Jacksonville, Florida, 32246, owned 1,628,880.884 Class B shares (representing 13.09% of the Fund's outstanding Class B shares) and (iii)Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive EFL3, Jacksonville, Florida, 32246, owned 776,302.653 Class C shares (representing 20.07% of the Fund's outstanding Class C shares). No other person owned of record or was known by the Trust to own beneficially 5% or more of the shares of the Trust as a whole or either class of the Fund's outstanding shares as of that date.

The Manager and Its Affiliates. The Manager is wholly owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.


      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.
Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


      |X| Portfolio Management. The portfolio manager of the Fund is Ronald H. Fielding, who is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Fielding's background is described in the Prospectus under "Portfolio Manager."


      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund which was entered into on January 4, 1996 requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Manager will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: 0.54% of average daily net assets up to $100 million; 0.52% of average daily net assets on the next $150 million; 0.47% of average daily net assets on the next $1,750 million; 0.46% of the next $3 billion; and 0.45% of average daily net assets over $5 billion.


      Expenses  not  expressly  assumed  by the  Manager  under the
Investment Advisory Agreement
or by  the  Distributor  are  paid  by the  Fund.  OppenheimerFunds
Distributor, Inc. is a subsidiary of the
Manager and acts as the Fund's Distributor. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal year ended December 31, 1996 and December 31, 1997, the management fees paid by the Fund to the Manager were $10,305,143 and $12,249,672. For the fiscal year ended December 31, 1996 the management fees paid to Rochester Capital Advisors LP, the Manager's predecessor, were $113,595. For the Fund's fiscal year ended December 31, 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P., were $9,128,887.




Under the Investment Advisory Agreement , the Manager had agreed that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply . During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the expense limitation was not invoked.


      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      o The Distributor. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, the Distributor, OppenheimerFunds Distributor, Inc., acts as the
Fund's principal  underwriter in the continuous  public offering of the Fund's Class A, Class B and

Class C shares , but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1995, the aggregate amount of sales charge on sales of the Fund's Class A shares was $8,868,211, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter retained $1,086,283 in that year. During the Fund's fiscal year ended December 31, 1996 and 1997, the aggregate amount of sales charges on the Fund's Class A shares was $9,802,584 and $15,588,173 of which the Distributor and an affiliated broker-dealer retained in the aggregate $1,377,087 and $2,324,962. During the Fund's fiscal year ended December 31, 1997, the contingent deferred sales charge on Class B and Class C shares totaled $86,086 and $11,324, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans" below.

      o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, a division of the Manager, serves as the Fund's Transfer Agent pursuant to a Service Contract dated March 8, 1996. The Transfer Agent is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions. The Transfer Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for each such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder servicing agent, for fiscal year ended December 31, 1995 was $1,267,856, respectively. The compensation paid to OppenheimerFunds Services for the fiscal years ended December 31, 1996 and December 31, 1997 were $1,242,719 and $1,372,343, respectively.

      o Accounting and Recordkeeping Services. The Manager also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal year ended December 31, 1995 was $607,025, respectively. The compensation paid to OppenheimerFunds Services for the fiscal years ended December 31, 1996 and December 31, 1997 were $660,089 and $778,253, respectively.


Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the Investment Advisory Agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Such other funds may purchase or sell the same securities at the same time as the Fund, which could affect the supply and price of such securities. If two or more of such funds purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among such funds.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons , and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.



Performance of the Fund


      As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "tax-equivalent yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of the Fund shares may be advertised. An explanation of how yield and total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total returns are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns Yield and total returns for any given past period are not a prediction or representation by the Fund of future yields or rate of return. The yield and total returns of each class of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      o Yield

      o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission , designed to assure uniformity in the way that all funds calculate their yields:


Standardized ~ Yield ~ = ~ 2~ [~ (~ {a-b} over cd ~ +~ 1~ ) SUP 6~ -~ 1~ ]

      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.


      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended December 31, 1997, the standardized yields for the Fund's classes of shares were as follows:

      Without Deducting Sales Charge      With     Sales     Charge
Deducted

Class A:  5.14%                           4.90%
Class B:  4.26%                           N/A
Class C:  4.28%                           N/A

      o Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax- equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes tax-equivalent yield tables based on various effective tax brackets for tax payers. Such tax brackets are determined by a taxpayer's Federal, State and City taxable income (the net amount subject to Federal and State income taxes after deductions and exemptions.) The Fund's tax-equivalent yield for its Class A, Class B and Class C shares for the 30-day period ended December 31, 1997, for an individual New York City resident in the 46.08% combined tax bracket was 9.09%, 7.90% and 7.94%.

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated 30-day period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

      Dividend Yield =    dividends  paid  x  12/maximum   offering
price (payment date)

      The maximum offering price for Class A shares includes the maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.




The dividend yields for the 30-day period ended December 31, 1997 were as follows:




  Without  Deducting
Sales Charge              With Sales Charge Deducted

Class A:  5.92%                           5.64%
Class B:  4.98%                           N/A
Class C:  4.99%                           N/A


      o  Total Return Information


      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") , according to the following formula: LEFT ( {~ERV~} OVER P~ right) SUP {1/n}~-1~=~Average~Annual~Total~ Return

      The "average annual total return" on an investment in Class A shares of the Fund for the one, five and ten year periods ended December 31, 1997 was 4.96%, 6.62% and 8.65%, respectively. The "average annual total return" on an investment in Class B shares of the Fund since inception on March 17, 1997 was 3.74%. The "average annual total return" on an investment in Class C shares of the Fund since inception on March 17, 1997 was 7.80%.

      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: ALIGNC {ERV~-~ P~} over P~ =~Total~ Return


      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of the contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of 1.0% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

      The "total return" on an investment in Class A shares of the Fund (using the method described above) for the period from May 15, 1986 (inception of the
Fund) through December 31, 1997, was 149.68%. The cumulative total return on Class B shares for the period from March 17, 1997 (inception of the class) through December 31, 1997 was 3.74%. The cumulative total return on the Class C shares for the period from March 17, 1997 (inception of the class) through December 31, 1997 was 7.80%.


      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering the front-end or contingent deferred sales charge) and takes into consideration the reinvestment of dividends and capital gains distributions.


      The "average annual total return at net asset value" for Class A shares for the one, five and ten-year periods ended December 31, 1997 were 10.20%, 7.66% and 9.18%, respectively. The Fund's "cumulative total return at net asset value" for Class A shares for the one, five and ten year

periods ended December 31, 1997 were 10.20%, 44.65% and 140.65%, respectively. The total return at net asset value for the Fund's Class B shares since inception on March 17, 1997 was 8.74%. The total return at net asset value for the Fund's Class C shares since inception on March 17, 1997 was 8.80%.


      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison before using such information with other investments.

Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.

The performance of the Fund is ranked

against (i) all other bond funds, other than money market funds and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to (i) the performance of various securities market indices, non-securities market indices such as the Consumer Price Index to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds based on risk-adjusted total investment return. The Fund is ranked among the municipal bond funds. Investment return measures a fund's or class's three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of the 90-day U.S. Treasury bill returns after the Fund's considering sales charges and expenses. Risk measures a fund's or class's performance below the 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively,) or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively) depending on the inception of the fund or class. Rankings are subject to change monthly.


      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of comparable indices, including but not limited to The Bond Buyer Municipal Bond Index and the Lehman Brothers Municipal Bond Index. The Bond Buyer Municipal Bond Index is an unmanaged index which consists of 40 long-term municipal bonds. The index is based on price quotations provided by six municipal bond dealer-to-dealer brokers. The Lehman Brothers Municipal Bond Index is a broadly based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.


      Investors may also wish to compare the return on the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government. In order to compare the Fund's dividends to the rate of return on taxable investments, Federal income taxes on such investments should be considered.

       From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by a third party may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.



Distribution and Service Plans


      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund will make payments to the Distributor for its services in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager, as the sole initial holder of Class B and Class C shares of the Fund.


      In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to Recipients from their own resources.


      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plans may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission Rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase payments under the Plan. Such vote must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any payment. The report for the Class B and Class C Plans shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.


      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.


      For the fiscal year ended December 31, 1997, payments under the Class A Service Plan, totaled $3,708,931, all of which was paid by the Distributor to Recipients, including $17,494 paid to an affiliate of the Distributor.


      Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and the Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B and Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay to the Distributor a pro rata portion of the advance of the service fee payment for those shares to the Distributor. Payments made under the Class B Plan during the fiscal year ended December 31, 1997 totaled $603,667, of which $603,626 was retained by the Distributor. Payments under the Class C Plan during the fiscal year ended December 31, 1997 totaled $165,599, of which $164,399 was retained by the Distributor.


      Although the Class B and Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc., on payments of asset-based sales charges and service fees.


      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. The Distributor retains the asset-based sales charge on Class B shares outstanding for less than 6 years. As to Class C shares, the Distributor retains the asset-based sales charge during the first year shares are outstanding and pays the asset-based sales charges as an ongoing commission to the dealer on Class C shares outstanding for more than a year or more. Such payments are made to the Distributor under the Plans in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate,
(iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), and state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How to Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and expenses. The net income attributable to Class A, Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charges to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading in debt securities and in foreign securities on certain days on which the Exchange is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) a non-money market fund will value (a) debt instruments that had a maturity of more than 397 days when issued, (b) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (c) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less , at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iii) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discounts; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of Municipal Securities, U.S. Government Securities, and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Trustees to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


      Puts and calls are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, or as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put or call is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "asked" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "asked" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House (ACH) transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day after such Federal Funds are received. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, brothers and sisters, sons-and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the
 Sub-Distributor and include the following:

Limited Term New York Municipal Fund Oppenheimer Bond Fund Oppenheimer Bond Fund for Growth Oppenheimer California Municipal Fund Oppenheimer Capital Appreciation Fund Oppenheimer Champion Income Fund Oppenheimer Developing Markets Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Disciplined Value Fund Oppenheimer Discovery Fund Oppenheimer Enterprise Fund Oppenheimer Equity Income Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund Oppenheimer Insured Municipal Fund Oppenheimer Intermediate Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer LifeSpan Balanced Fund Oppenheimer LifeSpan Growth Fund Oppenheimer LifeSpan Income Fund Oppenheimer Limited-Term Government Fund Oppenheimer Main Street Income & Growth Fund Oppenheimer Main Street California Municipal Fund Oppenheimer MidCap Fund Oppenheimer Multiple Strategies Fund Oppenheimer Municipal Bond Fund Oppenheimer New Jersey Municipal Fund Oppenheimer New York Municipal Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Quest Capital Value Fund, Inc. Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Growth & Income Value Fund Oppenheimer Quest Officers Value Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Quest Value Fund, Inc.
Oppenheimer  Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust


Rochester Fund Municipals

the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust

Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.


      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).


      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow" below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.


      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.


      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.


      (2) If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.


      (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


      (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of the other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares sold with a front-end sales charge of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


      (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent, nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.


Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed. Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge which was paid, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed . This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale).
The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature- guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular
additional  Class  A  share  purchases  while   participating  in  an  Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as those stated in the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.


      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect.
The Planholder may, at any time,
instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.


      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.


      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares


      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A Shares" for this purpose. All of the Oppenheimer funds offer Class A, Class B and Class C shares except Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Oppenheimer Money Market Fund, Inc., which offer only Class A shares, and Limited Term New York Municipal Fund and Oppenheimer Main Street California Municipal Fund which offer only Class A and Class B shares. (Class B and Class C shares of Oppenheimer Cash Reserves are generally only available by exchange from the same class of other Oppenheimer funds or thorough through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.


      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.


      Shares of the Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months if the shares were initially purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.


      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans, will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.


      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date").
Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B shares and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between Class A shares, Class B shares and Class C shares.

      Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from hedging instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset values of Class A, Class B and Class C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Long-term capital gains distributions, if any, are taxable as long-term capital gains whether received in cash or reinvested and regardless of how long Fund shares have been held. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. All of the Fund's dividends (excluding capital gains distributions) paid during 1997 were exempt from Federal income tax and New York state and New York City personal income taxes. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 37.64% of the Fund's dividends (excluding distributions) paid during 1997 were a tax preference item for shareholders subject to the alternative minimum tax.


      A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code,

it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation, will receive no tax deduction for payments of dividends and distributions made to shareholders, and will no longer be able to pay dividends which are exempt from Federal income tax and New York State and New York City personal income taxes to its shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned and of its capital gains realized from January 1 through December 31 of that year or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.


New York State and City Taxes. To the extent that exempt-interest dividends are derived from interest on New York Municipal securities and obligations of U.S. territories, such distributions will be exempt from New York State and City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax exempt securities other than New York Municipal securities and obligations of U.S. territories will be treated as taxable ordinary income for purposes of New York State and New York City personal income taxes. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income.


      Exempt-interest dividends are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporate shareholder's net investment income is allocated to New York State and/or New York City.

      All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for New York State and New York City personal income tax purposes.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Not all of the Oppenheimer funds offer Class B shares and Class C shares. The names of the funds that offer Class B and Class C shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, the shareholder must notify the Transfer Agent in writing and must either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A., whose principal business address is 399 Park Avenue New York, NY 10043, is currently the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. Prior to July 1996 the Fund's custodian was Investors Bank & Trust Company.


Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, CO 80202 serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP
------------------------
PRICE WATERHOUSE LLP

Denver, Colorado
January 28, 1998




ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                              Face Amount
     Description                                                      Coupon       Maturity  (000) Omitted   Market Value
--------------------------------------------------------------------------------------------------------------------------
HOSPITAL/HEALTHCARE (MARKET VALUE $478,466,919) - 15.5%
     Albany IDA (Albany Medical Center)                               8.250%       08/01/04    $ 2,560       $ 2,761,370
     Beacon IDA (Craig House)                                         9.000        07/01/11        215           218,216
     Bethany Retirement Home                                          7.450        02/01/24      1,000         1,160,800
     Castle Rest Residential Health Care Fac.                         5.750        08/01/37      6,250         6,419,938
     Cayuga County COP (Auburn Hospital)                              6.000        01/01/21      8,600         9,178,866
     City of Port Jervis (Mercy Hospital)                             5.500        11/01/16      1,200         1,209,360
     Clifton Springs Hospital & Clinic                                8.000        01/01/20      3,495         3,867,672
     Erie IDA (Mercy Hospital)                                        6.250        06/01/10      1,355         1,417,818
     Groton Community Health Care Center                              7.450        07/15/21      2,065         2,412,705
     Lyons Community Health Initiatives Corp.                         6.800        09/01/24      5,350         5,854,933
     Monroe IDA (Genesee Hospital)                                    7.000        11/01/18     14,565        15,416,179
     Newark/Wayne Community Hospital                                  5.875        01/15/33      4,950         5,168,444
     Newark/Wayne Community Hospital                                  7.600        09/01/15      2,365         2,559,308
     NYC Health & Hospital LEVRRS                                     6.542f)      02/15/11     26,500        28,653,125
     NYS Dorm (Bethel Springvale Home)                                6.000        02/01/35         10            10,573
     NYS Dorm (Center for Nursing)                                    5.550        08/01/37      8,435         8,495,395
     NYS Dorm (Chapel Oaks, Inc.)                                     5.450        07/01/26      1,000         1,008,120
     NYS Dorm (Cornwall Hospital)                                     8.750        07/01/07        675           676,553
     NYS Dorm (Department of Health)                                  5.500        07/01/21        525           529,904
     NYS Dorm (Department of Health)                                  6.625        07/01/24        250           280,945
     NYS Dorm (Department of Health)                                  7.250        07/01/11      3,750         4,189,800
     NYS Dorm (Department of Health)                                  7.350        08/01/29(p)      95           103,096
     NYS Dorm (Episcopal Health Services)                             7.550        08/01/29         95           101,895
     NYS Dorm (German Masonic Home)                                   6.000        08/01/36      2,500         2,646,475
     NYS Dorm (Grace Manor Health Care Fac.)                          6.150        07/01/18      1,000         1,096,370
     NYS Dorm (Gurwin Geriatric Home)                                 5.700        02/01/37      2,230         2,326,737
     NYS Dorm (Hebrew Hospital)                                       5.900        08/01/36     10,285        10,821,980
     NYS Dorm (Insured Mtg. Nursing)                                  6.125        02/01/36      4,200         4,512,942
     NYS Dorm (KMH Homes)                                             6.950        08/01/31         25            27,128
     NYS Dorm (Lakeside Home)                                         6.000        02/01/37      4,380         4,649,370
     NYS Dorm (L.I. Medical Center)                                   7.750        08/15/27         25            25,593
     NYS Dorm (Menorah Campus)                                        6.100        02/01/37      7,400         7,935,982
     NYS Dorm (Menorah Campus)                                        7.300        08/01/16         20            22,490
     NYS Dorm (Methodist Hospital)                                    6.050        02/01/34      7,230         7,880,700
     NYS Dorm (Montefiore Hospital)                                   8.625        07/01/10         90            90,298
     NYS Dorm (Niagara Nursing Home)                                  5.600        08/01/37      2,400         2,486,856
     NYS Dorm (Park Ridge Fac.)                                       7.850        02/01/29        290           305,764
     NYS Dorm (Presbyterian Hospital)                                 6.500        08/01/34      2,200         2,391,554
     NYS Dorm (RGH) RITES (b)                                         7.110(c)(f)  08/01/33     12,750        13,307,813
     NYS Dorm (Sarah Neumann Home)                                    5.450        08/01/27        600           613,950
     NYS Dorm (Sarah Neumann Home)                                    5.500        08/01/37      1,000         1,024,940
     NYS Dorm (St. Barnabas Hospital)                                 5.450        08/01/35      3,000         3,052,980
     NYS Dorm (St. Vincent Hospital)                                  7.400        08/01/30          5             5,558
     NYS HFA (H&N)                                                    6.875        11/01/10          9             9,199
     NYS HFA (H&N)                                                    6.875        11/01/11          5             5,106
     NYS HFA (H&N)                                                    7.000        11/01/17        510           516,222
     NYS HFA (H&N)                                                    8.000        11/01/08        500           554,000
     NYS Medcare (BLH)                                                7.100        02/15/27      6,235         6,425,168
     NYS Medcare (BLH)                                                7.100        02/15/27     17,125        17,509,970
     NYS Medcare (Brookdale Hospital)                                 6.850        02/15/17      4,600         5,084,334
     NYS Medcare (Central Suffolk Hospital)                           6.125        11/01/16      1,000           999,340
     NYS Medcare (Downtown Hospital)                                  6.700        02/15/12        500           550,435
     NYS Medcare (Downtown Hospital)                                  6.800        02/15/20      7,355         8,052,622
     NYS Medcare (H&N)                                                5.750        08/15/19         45            46,292
     NYS Medcare (H&N)                                                5.800        08/15/22     14,515        15,167,304
     NYS Medcare (H&N)                                                5.850        02/15/33      4,690         4,870,565
     NYS Medcare (H&N)                                                6.200        02/15/23         95           101,342
     NYS Medcare (H&N)                                                6.375        08/15/33      1,000         1,068,950
     NYS Medcare (H&N)                                                6.375        08/15/29         60            64,190
     NYS Medcare (H&N)                                                6.500        02/15/34      2,215         2,408,702
     NYS Medcare (H&N)                                                6.600        02/15/31        250           273,528
     NYS Medcare (H&N)                                                6.650        08/15/32     12,820        13,914,187
     NYS Medcare (H&N)                                                6.875        02/15/32      3,000         3,281,220
     NYS Medcare (H&N)                                                7.250        02/15/24(p)      50            52,836
     NYS Medcare (H&N)                                                7.250        02/15/24         50            52,616



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                              Face Amount
     Description                                                      Coupon       Maturity  (000) Omitted   Market Value
--------------------------------------------------------------------------------------------------------------------------
     NYS Medcare (H&N)                                                7.250 %      02/15/12      $7,355       $7,519,531
     NYS Medcare (H&N)                                                7.400        11/01/16       5,465        5,587,908
     NYS Medcare (H&N)                                                7.600        02/15/29          10           10,560
     NYS Medcare (H&N)                                                7.625        02/15/23       2,240        2,293,603
     NYS Medcare (H&N)                                                7.700        02/15/18(p)      25            25,617
     NYS Medcare (H&N)                                                7.700        02/15/18       3,255        3,333,185
     NYS Medcare (H&N)                                                8.000        02/15/28         240          250,219
     NYS Medcare (H&N)                                                8.000        02/15/27      14,340       14,669,533
     NYS Medcare (H&N)                                                9.000        02/15/26       1,610        1,614,798
     NYS Medcare (H&N)                                                9.375        11/01/16       4,120        4,301,404
     NYS Medcare (H&N)                                               10.000        11/01/06       3,140        3,332,482
     NYS Medcare (Insured Mtg. Nursing)                               5.900        08/15/33      22,230       23,738,750
     NYS Medcare (Insured Mtg. Nursing)                               6.375        08/15/24       2,000        2,175,020
     NYS Medcare (Insured Mtg. Nursing)                               6.450        08/15/34       4,000        4,357,280
     NYS Medcare (Insured Mtg. Nursing)                               6.500        11/01/15          70           76,952
     NYS Medcare (Insured Mtg. Nursing)                               6.600        02/15/11         700          788,361
     NYS Medcare (Insured Mtg. Nursing)                               6.900        08/15/34          15           17,143
     NYS Medcare (Insured Mtg. Nursing)                               7.875        02/15/07       3,000        3,068,640
     NYS Medcare (Insured Mtg. Nursing)                              10.250        01/01/24       1,445        1,462,947
     NYS Medcare (Kingston Hospital)                                  8.875        11/15/17       7,800        7,831,200
     NYS Medcare (Mental Health)                                      0.000        08/15/18         320           66,829
     NYS Medcare (Mental Health)                                      5.500        08/15/24         250          252,755
     NYS Medcare (Mental Health)                                      6.500        02/15/19         190          205,956
     NYS Medcare (Mental Health)                                      7.300        02/15/21(p)        5            5,620
     NYS Medcare (Mental Health)                                      7.500        02/15/21(p)      505          564,418
     NYS Medcare (Mental Health)                                      7.500        02/15/21         305          336,662
     NYS Medcare (Mental Health)                                      7.625        08/15/17         250          280,798
     NYS Medcare (Mental Health)                                      7.625        08/15/17(p)      545          617,343
     NYS Medcare (Mental Health)                                      7.750        08/15/11          35           39,224
     NYS Medcare (Mental Health)                                      7.750        08/15/11(p)       60           67,495
     NYS Medcare (Mental Health)                                      7.875        08/15/15         220          229,200
     NYS Medcare (Mental Health)                                      7.875        08/15/20       5,100        5,661,357
     NYS Medcare (Mental Health)                                      8.875        08/15/07       1,725        1,765,865
     NYS Medcare (N. General Hospital)                                7.150        02/15/01          10           10,669
     NYS Medcare (N. General Hospital)                                7.350        08/15/09       4,745        5,022,250
     NYS Medcare (N. General Hospital)                                7.400        02/15/19       2,110        2,234,912
     NYS Medcare (St. Charles Hospital)                               6.375        08/15/34       1,350        1,474,079
     NYS Medcare (St. Charles Hospital)                               6.375        02/15/35       1,650        1,801,652
     NYS Medcare (St. Luke's Hospital) IVRC (b)                       6.884 (f)    02/15/29      22,000       23,072,500
     NYS Medcare (St. Luke's Hospital) RITES (b)                      7.060 (f)    02/15/29       8,400        8,767,500
     NYS Medcare (St. Luke's Hospital) RITES (b)                      7.060 (f)    02/15/29       5,750        6,001,563
     NYS Medcare (St. Luke's Hospital) RITES (b)                      7.060 (f)    02/15/29      10,000       10,437,500
     NYS Medcare (St. Luke's Hospital) RITES (b)                      7.060 (f)    02/15/29      12,500       13,046,875
     NYS Medcare (WHMC)                                               7.350        08/15/11          50           55,296
     NYS Medcare (WHMC)                                               7.400        08/15/21       5,255        5,865,106
     Oneida Healthcare Corp.                                          7.100        08/01/11          10           10,895
     Oneida Healthcare Corp.                                          7.200        08/01/31         130          141,941
     Onondaga IDA (CGH)                                               6.625        01/01/18       7,820        8,361,848
     Onondaga IDA (Crouse Irving Hospital)                            7.800        01/01/03         220          232,696
     Oswego IDA (Seneca Hill Manor)                                   5.650        08/01/37       3,260        3,329,340
     Puerto Rico ITEME (Ryder Hospital)                               6.700        05/01/24       5,250        5,680,500
     Puerto Rico TEMEC (Mennonite Hospital)                           5.625        07/01/27         985        1,000,474
     Puerto Rico TEMEC (Mennonite Hospital)                           5.625        07/01/17         500          510,130
     Puerto Rico TEMEC (Mennonite Hospital)                           6.500        07/01/26       3,000        3,224,490
     Rensselaer Municipal Leasing Corp.                               6.900        06/01/24      15,000       16,470,300
     Syracuse IDA (St. Joseph's Hospital)                             7.500        06/01/18(p)    3,770        4,234,464
     Tompkins Healthcare                                             10.800        02/01/07         135          165,042
     Tompkins Healthcare                                             10.800        02/01/28          25           33,337
     UFA Devel. Corp. (Loretto-Utica Corp.)                           5.950        07/01/35       4,870        5,106,098
     Valley Health Devel. Corp.                                       7.850        08/01/35          20           22,336
     Valley Health Devel. Corp.                                      11.300        02/01/07         450          548,366
     Valley Health Devel. Corp.                                      11.300        02/01/23         175          213,103
     Westchester IDA (Beth Abraham Hospital)                          8.375        12/01/25       1,870        2,134,287
     Yonkers IDA (St. Joseph's Hospital)                              7.500        12/30/03       1,000        1,064,260
     Yonkers IDA (St. Joseph's Hospital)                              8.500        12/30/13       3,270        3,715,832





ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                              Face Amount
     Description                                                      Coupon       Maturity  (000) Omitted   Market Value
--------------------------------------------------------------------------------------------------------------------------
General Obligation (market value $378,624,836) - 12.3%
     Cohoes GO                                                        6.200%       03/15/13       $   25     $   25,668
     Cohoes GO                                                        6.200        03/15/12           35         35,935
     Cohoes GO                                                        6.250        03/15/15           25         25,666
     Cohoes GO                                                        6.250        03/15/16           25         25,625
     Cohoes GO                                                        6.250        03/15/14           25         25,666
     Lowville GO                                                      7.200        09/15/13          100        121,385
     Lowville GO                                                      7.200        09/15/12          100        121,170
     Lowville GO                                                      7.200        09/15/05          100        117,088
     Lowville GO                                                      7.200        09/15/14          100        121,996
     Lowville GO                                                      7.200        09/15/07           75         89,828
     Newburgh GO                                                      7.100        09/15/08          185        193,843
     Newburgh GO                                                      7.100        09/15/07          185        194,348
     Newburgh GO                                                      7.150        09/15/09          180        188,563
     Newburgh GO                                                      7.150        09/15/10          150        156,627
     Newburgh GO                                                      7.200        09/15/11          155        161,395
     Newburgh GO                                                      7.200        09/15/12          155        160,980
     Newburgh GO                                                      7.250        09/15/14          155        160,636
     Newburgh GO                                                      7.250        09/15/13          160        166,245
     NYC GO                                                           0.000        05/15/12          200         94,368
     NYC GO                                                           0.000(c)     08/15/16(p)        70         58,753
     NYC GO                                                           0.000        11/15/11        4,990      2,433,224
     NYC GO                                                           0.000(c)     08/01/25          100         60,114
     NYC GO                                                           0.000        10/01/12           40         18,505
     NYC GO                                                           0.000(c)     05/15/14        1,690      1,325,163
     NYC GO                                                           0.000(c)     08/01/14          500        381,040
     NYC GO                                                           0.000        05/15/11          270        135,111
     NYC GO                                                           5.125        08/01/13        1,250      1,229,538
     NYC GO                                                           5.125        02/01/11        1,285      1,275,877
     NYC GO                                                           5.250        08/01/20        7,000      6,890,520
     NYC GO                                                           5.250        08/01/12        2,060      2,061,730
     NYC GO                                                           5.800(c)(f)  08/01/14       13,640     13,848,556
     NYC GO                                                           5.875        08/01/24        2,000      2,085,560
     NYC GO                                                           5.875        08/01/24        4,865      5,203,166
     NYC GO                                                           6.000        08/01/15          100        100,090
     NYC GO                                                           6.000        10/15/16           50         52,902
     NYC GO                                                           6.000        05/15/20          270        281,224
     NYC GO                                                           6.000        02/01/11        6,000      6,417,780
     NYC GO                                                           6.000        02/15/24           90         94,736
     NYC GO                                                           6.000        10/01/26 (p)    8,170      8,637,733
     NYC GO                                                           6.000        08/01/19           10         10,009
     NYC GO                                                           6.000        02/01/25          650        680,349
     NYC GO                                                           6.125        08/01/25 (p)    8,735      9,309,938
     NYC GO                                                           6.125        02/01/25 (p)   18,600     19,666,524
     NYC GO                                                           6.250        04/15/27       12,200     13,106,094
     NYC GO                                                           6.500        08/01/15        2,000      2,223,800
     NYC GO                                                           6.500        08/01/14          500        555,950
     NYC GO                                                           6.600        02/15/10        2,000      2,231,700
     NYC GO                                                           6.625        08/01/25        2,000      2,246,300
     NYC GO                                                           6.625        02/15/25       15,580     17,408,157
     NYC GO                                                           7.000        02/01/10            5          5,060
     NYC GO                                                           7.000        02/01/20          250        274,618
     NYC GO                                                           7.000        02/01/18           25         27,462
     NYC GO                                                           7.000        02/01/22        4,595      5,067,320
     NYC GO                                                           7.000        02/01/17 (p)       55         51,900
     NYC GO                                                           7.000        02/01/20           10         10,985
     NYC GO                                                           7.000        02/01/20 (p)      400        447,120
     NYC GO                                                           7.000        02/01/22 (p)        5          5,589
     NYC GO                                                           7.000        10/01/12          625        694,150
     NYC GO                                                           7.100        02/01/09           85         93,683
     NYC GO                                                           7.100        02/01/10 (p)    3,060      3,431,821
     NYC GO                                                           7.100        02/01/10          940      1,036,021
     NYC GO                                                           7.100        02/01/11 (p)    1,555      1,743,948
     NYC GO                                                           7.100        02/01/09 (p)      860        964,499
     NYC GO                                                           7.100        02/01/11 (p)      210        231,452
     NYC GO                                                           7.200        02/01/14 (p)    3,520      3,960,810





ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                                Face Amount
     Description                                                      Coupon       Maturity    (000) Omitted  Market Value
--------------------------------------------------------------------------------------------------------------------------
     NYC GO                                                           7.200 %      02/01/15(p)    $ 2,465     $ 2,773,692
     NYC GO                                                           7.200        02/01/15           335         370,453
     NYC GO                                                           7.200        02/01/14(p)        480         530,798
     NYC GO                                                           7.250        08/15/24(p)      4,005       4,431,773
     NYC GO                                                           7.250        08/15/24         9,815      10,710,619
     NYC GO                                                           7.400        02/01/02           330         366,277
     NYC GO                                                           7.500        08/01/20           645         732,481
     NYC GO                                                           7.500        02/01/03         2,000       2,233,740
     NYC GO                                                           7.500        08/01/19(p)        160         181,701
     NYC GO                                                           7.500        08/01/21(p)        915       1,052,781
     NYC GO                                                           7.500        08/01/19(p)      1,705       1,961,739
     NYC GO                                                           7.500        08/15/20         6,180       7,347,093
     NYC GO                                                           7.500        08/01/20 p)      6,855       7,887,226
     NYC GO                                                           7.500        08/01/21            85          96,075
     NYC GO                                                           7.500        02/01/18           120         134,834
     NYC GO                                                           7.500        02/01/18(p)      1,380       1,572,124
     NYC GO                                                           7.500        02/01/16           240         269,287
     NYC GO                                                           7.500        02/01/16(p)      2,760       3,144,247
     NYC GO                                                           7.625        02/01/13(p)      3,535       4,043,616
     NYC GO                                                           7.625        02/01/14(p)        250         285,970
     NYC GO                                                           7.625        02/01/14(p)         20          22,406
     NYC GO                                                           7.625        02/01/13           310         349,630
     NYC GO                                                           7.750        08/15/17(p)         20          22,724
     NYC GO                                                           7.750        02/01/13         6,000       6,797,100
     NYC GO                                                           7.750        08/15/12(p)         90         102,260
     NYC GO                                                           7.750        02/01/10         1,500       1,702,290
     NYC GO                                                           7.750        08/15/13            60          67,341
     NYC GO                                                           7.750        08/15/13(p)        940       1,068,047
     NYC GO                                                           7.750        08/15/17           110         123,498
     NYC GO                                                           7.750        08/15/12            60          67,341
     NYC GO                                                           8.000        08/01/18            45          50,844
     NYC GO                                                           8.000        08/15/21(p)        245         280,417
     NYC GO                                                           8.000        08/15/21(p)         5           5,655
     NYC GO                                                           8.000        08/15/20            10          11,310
     NYC GO                                                           8.250        11/15/20            20          22,943
     NYC GO                                                           8.250        08/01/13            30          34,142
     NYC GO                                                           8.250        08/01/14            35          39,832
     NYC GO                                                           8.250        11/15/15            80          91,771
     NYC GO                                                           8.250        11/15/18(p)      2,760       3,206,292
     NYC GO                                                           8.250        11/15/18(p)        240         275,314
     NYC GO                                                           8.250        08/01/14(p)      1,590       1,826,926
     NYC GO                                                           8.250        08/01/12             5           5,721
     NYC GO                                                           8.250        11/15/15(p)        920       1,068,764
     NYC GO CARS                                                      7.670(f)     09/01/11         8,387       9,571,664
     NYC GO CARS                                                      7.670(f)     08/12/10        16,387      18,701,664
     NYC GO RIBS                                                      7.028(f)     07/29/10         4,200       4,483,500
     NYC GO RIBS                                                      7.028(f)     08/01/09         6,200       6,626,250
     NYC GO RIBS                                                      7.126(f)     08/22/13         5,400       5,724,000
     NYC GO RIBS                                                      7.126(f)     08/01/15         3,050       3,221,563
     NYC GO RIBS                                                      8.006(f)     08/01/13        13,150      14,695,125
     NYC GO RITES                                                     8.000(f)     10/01/11        15,000      16,674,300
     Puerto Rico GO                                                   5.875        07/01/18            30          31,755
     Puerto Rico GO                                                   5.375        07/01/25         5,000       5,050,000
     Puerto Rico GO                                                   8.000        07/01/07           715         742,349
     Puerto Rico GO RITES (b)                                         7.821(f)     07/01/22         1,600       1,810,000
     Puerto Rico GO YCN                                               7.782(f)     07/01/20        40,250      44,627,188
     Puerto Rico GO YCN (b)                                           6.880(f)     07/01/15         1,000       1,123,750
     Suffolk GO                                                       6.375        11/01/16           725         762,765
     Suffolk GO                                                       6.750        08/01/10            15          15,323
     Utica GO                                                         5.900        12/01/02           100          99,111
     Utica GO                                                         6.000        01/15/06           580         565,894
     Utica GO                                                         6.250        01/15/07           560         555,078
     V. I. GO (Hugo Insurance Claims Program)                         7.750        10/01/06           358         398,626
     V. I. Public Finance Authority                                   7.125        10/01/04         1,135       1,276,807
     V. I. Public Finance Authority                                   7.250        10/01/18        28,750      32,283,663
     V. I. Public Finance Authority                                   7.375        10/01/10         1,735       1,951,754



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                                Face Amount
     Description                                                      Coupon       Maturity    (000) Omitted   Market Value
---------------------------------------------------------------------------------------------------------------------------
Multi-Family Housing (market value $353,756,495) - 11.5%
     Albany Hsg. Authority                                            0.000%       10/01/12(p)    $   496       $   126,737
     Albany IDA (MARA Mansion Rehab.)                                 6.500        02/01/23         1,715         1,774,699
     Batavia Hsg. Authority (Washington Towers)                       6.500        01/01/23           515           539,159
     Battery Park City Authority                                      5.800        11/01/22         1,050         1,087,979
     Battery Park City Authority                                     10.000        06/01/23           700           730,660
     Bayshore HDC                                                     7.500        02/01/23         1,460         1,574,756
     Bleeker Terrace HDC                                              8.100        07/01/01            35            35,177
     Bleeker Terrace HDC                                              8.350        07/01/04            45            45,133
     Bleeker Terrace HDC                                              8.750        07/01/07           900           908,289
     East Rochester Hsg. Authority (St. John's Meadows)               5.675        08/01/22         3,250         3,394,430
     East Rochester Hsg. Authority (St. John's Meadows)               5.700        08/01/27         4,250         4,482,178
     East Rochester Hsg. Authority (St. John's Meadows)               5.950        08/01/27         4,095         4,233,370
     Elmira HDC                                                       7.500        08/01/07            25            25,896
     Guam Economic Devel. Authority                                   9.375        11/01/18         2,995         3,075,625
     Guam Economic Devel. Authority                                   9.500        11/01/18         2,540         2,609,393
     Hamilton Elderly Hsg. Corp.                                     11.250        01/01/15           680           711,389
     Lockport HDC                                                     6.000        10/01/18         1,200         1,224,216
     Macleay Hsg. (Larchmont Woods)                                   8.500        01/01/31         4,640         5,009,808
     Mechanicsville HDC                                               6.900        08/01/22         2,500         2,636,050
     Monroe HDC                                                       7.000        08/01/21           290           302,966
     New Hartford HDC                                                 7.375        01/01/24            20            21,346
     New Hartford Sunset Wood Project                                 5.950        08/01/27         1,520         1,584,554
     North Tonawanda HDC                                              6.800        12/15/07           585           642,687
     North Tonawanda HDC                                              7.375        12/15/21         3,295         3,848,066
     NYC HDC (Albert Einstein)                                        6.500        12/15/17           324           338,654
     NYC HDC (Amsterdam)                                              6.500        08/15/18           911           911,189
     NYC HDC (Atlantic Plaza)                                         7.034        02/15/19         1,516         1,593,983
     NYC HDC (Barclay Avenue)                                         6.450        04/01/17         1,045         1,098,462
     NYC HDC (Barclay Avenue)                                         6.600        04/01/33         4,055         4,260,953
     NYC HDC (Boulevard)                                              6.500        08/15/17         2,828         2,956,484
     NYC HDC (Bridgeview)                                             6.500        12/15/17           486           507,983
     NYC HDC (Cadman Plaza)                                           6.500        11/15/18         1,305         1,366,028
     NYC HDC (Cadman Plaza)                                           7.000        12/15/18           511           536,859
     NYC HDC (Candia)                                                 6.500        06/15/18           192           200,713
     NYC HDC (Clinton)                                                6.500        07/15/17         3,681         3,847,664
     NYC HDC (Contello III)                                           7.000        12/15/18           313           329,642
     NYC HDC (Cooper Gram)                                            6.500        08/15/17         1,524         1,593,378
     NYC HDC (Court Plaza)                                            6.500        08/15/17         1,163         1,216,178
     NYC HDC (Crown Gardens)                                          7.250        01/15/19         1,723         1,814,554
     NYC HDC (Esplanade Gardens)                                      7.000        01/15/19         3,547         3,730,453
     NYC HDC (Essex)                                                  6.500        07/15/18            84            88,408
     NYC HDC (Forest Park)                                            6.500        12/15/17           521           545,229
     NYC HDC (Gouverneur Gardens)                                     7.034        02/15/19         1,691         1,778,015
     NYC HDC (Heywood)                                                6.500        10/15/17           373           389,979
     NYC HDC (Hudsonview)                                             6.500        09/15/17         4,205         4,395,802
     NYC HDC (Janel)                                                  6.500        09/15/17         1,189         1,242,669
     NYC HDC (Kings Arms)                                             6.500        11/15/18           236           246,564
     NYC HDC (Kingsbridge)                                            6.500        08/15/17           415           433,891
     NYC HDC (Leader)                                                 6.500        03/15/18         1,269         1,326,942
     NYC HDC (Lincoln Amsterdam)                                      7.250        11/15/18         1,762         1,854,964
     NYC HDC (Middagh)                                                6.500        01/15/18           213           222,265
     NYC HDC (Montefiore)                                             6.500        10/15/17         2,775         2,901,185
     NYC HDC (Multi-Family)                                           5.850        05/01/26         4,390         4,529,383
     NYC HDC (Multi-Family)                                           5.850        05/01/25            50            51,496
     NYC HDC (Multi-Family)                                           5.850        05/01/26         1,650         1,698,362
     NYC HDC (Multi-Family)                                           6.600        04/01/30        38,880        41,442,970
     NYC HDC (Multi-Family)                                           7.300        06/01/10            30            32,129
     NYC HDC (Multi-Family)                                           7.350        06/01/19         1,145         1,223,204
     NYC HDC (New Amsterdam)                                          6.500        08/15/18           891           932,345
     NYC HDC (Residential Charter)                                    7.375        04/01/17         3,525         3,596,417
     NYC HDC (Riverbend)                                              6.500        11/15/18         1,110         1,161,451
     NYC HDC (Riverside Park)                                         7.250        11/15/18         6,781         7,123,224
     NYC HDC (RNA House)                                              7.000        12/15/18           485           510,250
     NYC HDC (Robert Fulton)                                          6.500        12/15/17           700           731,919
     NYC HDC (Rosalie Manning)                                        7.034        11/15/18           254           266,614



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                                Face Amount
     Description                                                      Coupon       Maturity    (000) Omitted   Market Value
---------------------------------------------------------------------------------------------------------------------------
     NYC HDC (Scott Tower)                                            7.000%       12/15/18       $   674       $   709,013
     NYC HDC (Seaview)                                                6.500        01/15/18           924           966,796
     NYC HDC (Sky View)                                               6.500        11/15/18         1,722         1,802,137
     NYC HDC (South Bronx)                                            8.100        09/01/23         3,210         3,429,917
     NYC HDC (Stevenson)                                              6.500        05/15/18         1,754         1,834,613
     NYC HDC (Stryckers Bay)                                          7.034        11/15/18           504           530,792
     NYC HDC (St. Martin)                                             6.500        11/15/18           382           399,563
     NYC HDC (Tivoli)                                                 6.500        01/15/18         1,759         1,840,758
     NYC HDC (Towers)                                                 6.500        08/15/17           378           395,781
     NYC HDC (Townhouse)                                              6.500        01/15/18           239           249,966
     NYC HDC (Tri-Faith House)                                        7.000        01/15/19           367           386,279
     NYC HDC (University)                                             6.500        08/15/17         1,562         1,633,333
     NYC HDC (Washington Square)                                      7.000        01/15/19           468           491,557
     NYC HDC (West Side)                                              6.500        11/15/18           422           442,068
     NYC HDC (West Village)                                           6.500        11/15/13         4,767         5,006,112
     NYC HDC (Westview)                                               6.500        10/15/17           272           284,718
     NYC HDC (Woodstock Terrace)                                      7.034        02/15/19           624           656,393
     NYC HDC, Series B                                                5.875        11/01/18         5,235         5,443,301
     NYS HFA (Children's Rescue)                                      7.625        05/01/18         3,555         3,805,201
     NYS HFA (Dominican Village)                                      6.600        08/15/27         2,200         2,354,550
     NYS HFA (Fulton Manor)                                           6.100        11/15/25         4,205         4,451,455
     NYS HFA (HELP/Bronx)                                             7.850        11/01/99         1,080         1,127,034
     NYS HFA (HELP/Bronx)                                             7.850        05/01/99         1,040         1,073,353
     NYS HFA (HELP/Bronx)                                             8.050        11/01/05        13,080        13,861,661
     NYS HFA (HELP/Suffolk)                                           8.100        11/01/05         1,210         1,261,486
     NYS HFA (Meadow Manor)                                           7.750        11/01/19             5             5,070
     NYS HFA (Multi-Family)                                           0.000        11/01/14        15,730         6,334,314
     NYS HFA (Multi-Family)                                           0.000        11/01/17        12,695         4,117,369
     NYS HFA (Multi-Family)                                           0.000        11/01/15        14,590         5,522,169
     NYS HFA (Multi-Family)                                           5.950        08/15/24            25            25,565
     NYS HFA (Multi-Family)                                           6.050        08/15/32         2,000         2,097,260
     NYS HFA (Multi-Family)                                           6.100        11/15/36         1,285         1,351,666
     NYS HFA (Multi-Family)                                           6.125        08/15/38         4,700         4,917,704
     NYS HFA (Multi-Family)                                           6.200        08/15/12            50            52,596
     NYS HFA (Multi-Family)                                           6.300        08/15/26         5,000         5,291,550
     NYS HFA (Multi-Family)                                           6.350        08/15/23         4,170         4,442,843
     NYS HFA (Multi-Family)                                           6.400        11/15/27         1,175         1,249,695
     NYS HFA (Multi-Family)                                           6.500        03/15/25         9,265        10,675,133
     NYS HFA (Multi-Family)                                           6.500        08/15/24         2,905         3,052,690
     NYS HFA (Multi-Family)                                           6.700        08/15/25        11,980        12,665,136
     NYS HFA (Multi-Family)                                           6.750        11/15/36         5,725         6,179,451
     NYS HFA (Multi-Family)                                           6.950        08/15/24         2,870         3,047,165
     NYS HFA (Multi-Family)                                           6.950        08/15/12            75            81,186
     NYS HFA (Multi-Family)                                           7.050        08/15/24         5,350         5,744,509
     NYS HFA (Multi-Family)                                           7.450        11/01/28         1,586         1,669,265
     NYS HFA (Multi-Family)                                           7.550        11/01/29         2,460         2,592,496
     NYS HFA (Multi-Family)                                           7.700        03/15/06(p)        145           162,732
     NYS HFA (Multi-Family)                                           7.700        03/15/06(p)          5             5,575
     NYS HFA (Multi-Family)                                           7.850        02/15/30            50            55,576
     NYS HFA (NonProfit)                                              6.400        11/01/10            15            15,325
     NYS HFA (NonProfit)                                              6.400        11/01/13            25            25,540
     NYS HFA (NonProfit)                                              6.600        11/01/10            25            25,534
     NYS HFA (NonProfit)                                              6.600        11/01/08            20            20,428
     NYS HFA (NonProfit)                                              6.600        11/01/13            20            20,623
     NYS HFA (Phillips Village)                                       7.750        08/15/17         5,000         5,587,900
     NYS HFA (Service Contract)                                       5.500        03/15/25         5,525         5,558,703
     NYS HFA (Service Contract)                                       5.500        09/15/22         5,600         5,654,096
     NYS HFA (Service Contract)                                       6.125        03/15/20            25            26,434
     NYS HFA (Shorehill Hsg.)                                         7.500        05/01/08         1,210         1,224,641
     NYS HFA, Series A                                                6.125        11/01/20         1,385         1,472,629
     Pilgrim Village HDC                                              6.800        02/01/21         1,105         1,147,078
     Portchester CDC (Southport)                                      7.300        08/01/11            60            62,779
     Portchester CDC (Southport)                                      7.375        08/01/22            25            26,139
     Puerto Rico HFC                                                  7.300        10/01/06            10            10,587
     Puerto Rico HFC                                                  7.500        10/01/15           210           222,890
     Puerto Rico HFC                                                  7.500        04/01/22         6,180         6,568,784



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     Rensselaer Hsg. Authority (Renwyck)                              7.650 %      01/01/11      $    25       $    27,318
     Riverhead HDC                                                    8.250        08/01/10           45            46,649
     Rochester Hsg. Authority (Crossroads)                            7.700        01/01/17       20,890        22,843,424
     Schenectady IDA (ASSC)                                           6.400        05/01/14          500           536,900
     Schenectady IDA (ASSC)                                           6.450        05/01/24        2,655         2,858,028
     Scotia Hsg. Authority (Holyrood House)                           7.000        06/01/09          175           187,061
     Sunnybrook EHC                                                  11.250        12/01/14        2,990         3,172,988
     Syracuse IDA (James Square)                                      0.000        08/01/25       45,155        10,958,215
     Tonawanda Senior Citizens Hsg.                                   7.875        02/01/11          525           543,632
     Tupper Lake HDC                                                  8.125        10/01/10           75            75,623
     Union Elderly Hsg.                                              10.000        04/01/13        2,140         2,219,608
     Utica Senior Citizen Hsg.                                        0.000        07/01/02           25            16,405
     Utica Senior Citizen Hsg.                                        0.000        07/01/26        3,410           441,288
     V. I. HFA                                                        8.100        12/01/18           25            26,450
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/07          100           101,859
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/03          100           101,859
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/08          100           101,859
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/05           95            96,766
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/06          100           101,859
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/09          100           101,859
     Watervliet Elderly Hsg. Corp.                                    8.000        11/15/04           95            96,766
--------------------------------------------------------------------------------------------------------------------------
Resource Recovery (market value $328,922,593) - 10.7%
     Dutchess Res Rec (Solid Waste)                                   6.800        01/01/10        1,700         1,822,162
     Dutchess Res Rec (Solid Waste)                                   7.000        01/01/10        1,805         1,954,436
     Islip Res Rec                                                    6.500        07/01/09        2,000         2,279,520
     NYS Environ. (Huntington Res Rec)                                7.500        10/01/12       58,860        62,754,178
     NYS Environ. (Occidental Petroleum)                              5.700        09/01/28        6,015         6,102,819
     NYS Environ. (Occidental Petroleum)                              6.100        11/01/30        9,000         9,427,410
     Onondaga Res Rec                                                 6.875        05/01/06       27,850        29,810,919
     Onondaga Res Rec                                                 7.000        05/01/15       67,435        72,885,097
     Suffolk IDA (Huntington Res Rec)                                 5.550(w)     10/01/04        8,545         8,848,689
     Suffolk IDA (Huntington Res Rec)                                 5.650(w)     10/01/05        9,180         9,587,225
     Suffolk IDA (Huntington Res Rec)                                 5.750(w)     10/01/06        9,875        10,366,084
     Suffolk IDA (Huntington Res Rec)                                 5.800(w)     10/01/07       10,615        11,161,673
     Suffolk IDA (Huntington Res Rec)                                 5.850(w)     10/01/08       11,410        12,056,262
     Suffolk IDA (Huntington Res Rec)                                 5.950(w)     10/01/09       12,265        13,007,033
     Suffolk IDA (Huntington Res Rec)                                 6.000(w)     10/01/10       13,190        14,046,559
     Suffolk IDA (Huntington Res Rec)                                 6.150(w)     10/01/11       14,170        15,269,025
     Suffolk IDA (Huntington Res Rec)                                 6.250(w)     10/01/12       17,155        18,635,477
     Ulster County Res Rec                                            6.000        03/01/14        2,250         2,339,303
     Warren/Washington IDA (Res Rec)                                  8.000        12/15/12        8,730         8,802,372
     Warren/Washington IDA (Res Rec)                                  8.200        12/15/10        8,965         9,101,447
     Warren/Washington IDA (Res Rec)                                  8.200        12/15/10        8,535         8,664,903
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities (market value $288,748,259) - 9.4%
     American Samoa Power Authority                                   6.800        09/01/00          400           422,432
     American Samoa Power Authority                                   6.850        09/01/01          400           429,460
     American Samoa Power Authority                                   6.900        09/01/02          400           436,284
     American Samoa Power Authority                                   6.950        09/01/03          500           552,480
     American Samoa Power Authority                                   7.000        09/01/04          500           558,455
     American Samoa Power Authority                                   7.100        09/01/01          800           865,472
     American Samoa Power Authority                                   7.200        09/01/02          800           882,232
     Guam Power Authority                                             6.300        10/01/22           10            10,520
     Guam Power Authority                                             6.625        10/01/14          450           493,241
     Guam Power Authority                                             6.750        10/01/24        4,780         5,244,234
     NYC IDA (Brooklyn Navy Yard)                                     5.650        10/01/28       11,490        11,642,243
     NYC IDA (Brooklyn Navy Yard)                                     5.750        10/01/36       30,350        30,802,215
     NYS ERDA (Con Ed)                                                6.375        12/01/27          290           312,075
     NYS ERDA (Con Ed)                                                6.375        12/01/27       11,000        11,616,000
     NYS ERDA (Con Ed)                                                6.750        01/15/27        4,290         4,591,115
     NYS ERDA (Con Ed)                                                6.750        01/15/27        6,115         6,535,223
     NYS ERDA (Con Ed)                                                7.125        03/15/22        1,405         1,436,430
     NYS ERDA (Con Ed)                                                7.125        03/15/22        3,250         3,322,833
     NYS ERDA (Con Ed)                                                7.250        11/01/24       16,365        16,925,338
     NYS ERDA (Con Ed)                                                7.375        07/01/24           25            25,645
     NYS ERDA (Con Ed)                                                7.375        07/01/24       27,850        28,561,289
     NYS ERDA (Con Ed)                                                7.500        01/01/26        7,190         7,662,527



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     NYS ERDA (Con Ed)                                                7.500 %      07/01/25     $   2,740      $ 2,889,303
     NYS ERDA (Con Ed)                                                7.500        01/01/26         4,000        4,266,840
     NYS ERDA (LILCO)                                                 6.900        08/01/22            55           59,995
     NYS ERDA (LILCO)                                                 6.900        08/01/22           275          299,973
     NYS ERDA (LILCO)                                                 7.150        06/01/20        15,750       17,217,428
     NYS ERDA (LILCO)                                                 7.150        09/01/19        16,580       18,104,034
     NYS ERDA (LILCO)                                                 7.150        12/01/20        12,305       13,451,457
     NYS ERDA (LILCO)                                                 7.150        09/01/19        14,940       16,331,960
     NYS ERDA (LILCO)                                                 7.150        02/01/22        15,295       16,720,035
     NYS ERDA (LILCO)                                                 7.150        02/01/22        11,630       12,713,567
     NYS ERDA (NIMO)                                                  8.875        11/01/25        18,500       18,931,050
     NYS ERDA (NYSEG)                                                 5.700        12/01/28           400          413,348
     NYS ERDA (NYSEG)                                                 5.950        12/01/27            30           32,005
     NYS ERDA (RG&E)                                                  5.950(w)     09/01/33        12,500       13,133,750
     NYS ERDA (RG&E)                                                  8.375        12/01/28           120          126,682
     NYS Power Authority                                              6.000        01/01/18           670          670,951
     NYS Power Authority                                              6.750        01/01/18            10           10,888
     Puerto Rico Electric LEVRRS                                      7.978(f)     07/01/23        17,800       20,047,250
--------------------------------------------------------------------------------------------------------------------------
Single-Family Housing (market value $232,389,935) - 7.6%
     NYS (SONYMA) Mortgage, 1st Series                                0.000       10/01/1998           95           89,388
     NYS (SONYMA) Mortgage, 1st Series                                0.000        10/01/14            30            6,335
     NYS (SONYMA) Mortgage, 2nd Series                                0.000        10/01/14        10,880        2,255,315
     NYS (SONYMA) Mortgage, 6th Series                                9.375        04/01/10           830          860,859
     NYS (SONYMA) Mortgage, 7th Series GAINS                          0.000(c)     10/01/14         1,255        1,259,229
     NYS (SONYMA) Mortgage, 8th Series A                              6.875        04/01/17           315          318,802
     NYS (SONYMA) Mortgage, 8th Series D                              8.200        10/01/06           100          102,062
     NYS (SONYMA) Mortgage, 8th Series E                              8.100        10/01/17            80           81,965
     NYS (SONYMA) Mortgage, 8th Series F                              8.000        10/01/17            15           15,180
     NYS (SONYMA) Mortgage, 9th Series A                              7.300        04/01/17           310          313,658
     NYS (SONYMA) Mortgage, 9th Series E                              8.375        04/01/18             5            5,110
     NYS (SONYMA) Mortgage, Series 12 CAB                             8.250        04/01/17           790          809,869
     NYS (SONYMA) Mortgage, Series 2                                  0.000        10/01/14           220           45,846
     NYS (SONYMA) Mortgage, Series 27                                 6.450        04/01/04            25           26,702
     NYS (SONYMA) Mortgage, Series 28                                 6.450        10/01/20         7,705        7,983,998
     NYS (SONYMA) Mortgage, Series 28                                 6.650        04/01/22        10,000       10,607,800
     NYS (SONYMA) Mortgage, Series 28                                 7.050        10/01/23         8,810        9,460,178
     NYS (SONYMA) Mortgage, Series 30                                 5.800        10/01/25           500          511,620
     NYS (SONYMA) Mortgage, Series 30-A                               4.375        10/01/23            15           14,751
     NYS (SONYMA) Mortgage, Series 30-B                               6.650        10/01/25        16,005       17,100,702
     NYS (SONYMA) Mortgage, Series 36-A                               6.625        04/01/25        11,500       12,386,995
     NYS (SONYMA) Mortgage, Series 38 RITES (b)                       7.861(f)     04/01/25        13,940       15,142,325
     NYS (SONYMA) Mortgage, Series 40-A                               6.700        04/01/25         7,560        8,172,587
     NYS (SONYMA) Mortgage, Series 40-B                               6.400        10/01/12            35           37,610
     NYS (SONYMA) Mortgage, Series 40-B                               6.600        04/01/25         5,795        6,240,520
     NYS (SONYMA) Mortgage, Series 42                                 6.650        04/01/26           100          108,606
     NYS (SONYMA) Mortgage, Series 42                                 6.650        04/01/26        13,605       14,696,257
     NYS (SONYMA) Mortgage, Series 44                                 7.500        04/01/26        11,990       13,123,535
     NYS (SONYMA) Mortgage, Series 46                                 6.500        04/01/13           100          108,498
     NYS (SONYMA) Mortgage, Series 46                                 6.600        10/01/19            65           70,501
     NYS (SONYMA) Mortgage, Series 46                                 6.650        10/01/25        24,565       26,639,514
     NYS (SONYMA) Mortgage, Series 48                                 6.100        04/01/25           140          146,782
     NYS (SONYMA) Mortgage, Series 50                                 6.625        04/01/25         7,470        8,113,914
     NYS (SONYMA) Mortgage, Series 52                                 6.100        04/01/26           895          946,489
     NYS (SONYMA) Mortgage, Series 54                                 6.200        10/01/26            25           26,455
     NYS (SONYMA) Mortgage, Series 58                                 6.400        04/01/27         6,200        6,673,804
     NYS (SONYMA) Mortgage, Series 60                                 6.000        10/01/22           120          126,016
     NYS (SONYMA) Mortgage, Series 60                                 6.050        04/01/26           200          210,000
     NYS (SONYMA) Mortgage, Series 63                                 6.125        04/01/27         9,750       10,305,458
     NYS (SONYMA) Mortgage, Series 65                                 5.850        10/01/28        10,205       10,594,627
     NYS (SONYMA) Mortgage, Series 67                                 5.700        10/01/17         3,000        3,082,140
     NYS (SONYMA) Mortgage, Series 67                                 5.800        10/01/28        11,665       12,064,060
     NYS (SONYMA) Mortgage, Series BB-2                               7.950        10/01/15         1,845        1,914,188
     NYS (SONYMA) Mortgage, Series EE-1                               8.000        10/01/10            40           40,547
     NYS (SONYMA) Mortgage, Series EE-2                               7.450        10/01/10            95           99,852
     NYS (SONYMA) Mortgage, Series EE-2                               7.500        04/01/16            40           42,075
     NYS (SONYMA) Mortgage, Series EE-3                               7.700        10/01/10           265          281,491




ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     NYS (SONYMA) Mortgage, Series EE-3                               7.750 %      04/01/16      $     15       $    15,950
     NYS (SONYMA) Mortgage, Series EE-4                               7.750        10/01/10            95           101,008
     NYS (SONYMA) Mortgage, Series HH-2                               7.700        10/01/09           395           411,827
     NYS (SONYMA) Mortgage, Series HH-2                               7.850        04/01/22            40            41,866
     NYS (SONYMA) Mortgage, Series HH-3                               7.875        10/01/09           270           285,649
     NYS (SONYMA) Mortgage, Series HH-3                               7.950        04/01/22           515           543,758
     NYS (SONYMA) Mortgage, Series HH-4                               8.050        04/01/22            65            69,070
     NYS (SONYMA) Mortgage, Series II                                 0.000        10/01/07           100            48,844
     NYS (SONYMA) Mortgage, Series II                                 0.000        04/01/08           170            79,813
     NYS (SONYMA) Mortgage, Series II                                 0.000        10/01/09           180            74,462
     NYS (SONYMA) Mortgage, Series II                                 0.000        10/01/08           120            54,185
     NYS (SONYMA) Mortgage, Series II                                 0.000        04/01/05           100            59,599
     NYS (SONYMA) Mortgage, Series II                                 0.000        04/01/06            90            49,611
     NYS (SONYMA) Mortgage, Series JJ                                 7.500        10/01/17           455           480,949
     NYS (SONYMA) Mortgage, Series KK                                 7.650        04/01/19            95            99,429
     NYS (SONYMA) Mortgage, Series KK                                 7.800        10/01/20           285           299,717
     NYS (SONYMA) Mortgage, Series MM-1                               7.500        04/01/13           290           304,486
     NYS (SONYMA) Mortgage, Series MM-1                               7.750        10/01/05            25            26,186
     NYS (SONYMA) Mortgage, Series MM-1                               7.950        10/01/21            30            32,480
     NYS (SONYMA) Mortgage, Series MM-2                               7.700        04/01/13         3,105         3,164,274
     NYS (SONYMA) Mortgage, Series MM-2                               7.700        04/01/05           100           104,460
     NYS (SONYMA) Mortgage, Series NN                                 7.550        10/01/17            60            63,494
     NYS (SONYMA) Mortgage, Series OO                                 7.900        10/01/11             5             5,199
     NYS (SONYMA) Mortgage, Series QQ                                 7.700        10/01/12            25            26,317
     NYS (SONYMA) Mortgage, Series RR                                 7.700        10/01/10           105           111,784
     NYS (SONYMA) Mortgage, Series RR                                 7.750        10/01/17            80            85,059
     NYS (SONYMA) Mortgage, Series SS                                 7.500        10/01/19            85            87,617
     NYS (SONYMA) Mortgage, Series TT                                 6.950        10/01/02             5             5,292
     NYS (SONYMA) Mortgage, Series UU                                 7.150        10/01/22           105           110,142
     NYS (SONYMA) Mortgage, Series UU                                 7.750        10/01/23         2,760         2,937,440
     NYS (SONYMA) Mortgage, Series VV                                 0.000        10/01/23       115,222        17,519,505
     NYS (SONYMA) Mortgage, Series VV                                 7.375        10/01/11           195           209,709
     Puerto Rico HFA                                                  0.000        08/01/26         8,690         1,249,274
     Puerto Rico HFA                                                  6.250        04/01/29           100           105,742
     Puerto Rico HFA                                                  7.650        10/15/22            80            85,371
     V. I. HFA                                                        6.450        03/01/16           165           176,152
---------------------------------------------------------------------------------------------------------------------------
Marine/Aviation Facilities (market value $165,347,465) - 5.4%
     Albany IDA (Port of Albany)                                      7.250        02/01/24         1,395         1,526,186
     Guam Airport                                                     6.600        10/01/10         5,375         5,891,914
     Guam Airport                                                     6.700        10/01/23        60,730        66,391,251
     Monroe County Airport                                            7.250        01/01/19            20            21,423
     NYC IDA (American Airlines)                                      6.900        08/01/24        16,685        18,780,135
     NYC IDA (American Airlines)                                      7.750        07/01/19         1,795         1,884,768
     NYC IDA (American Airlines)                                      8.000        07/01/20         7,110         7,482,777
     NYC IDA (Japan Airlines)                                         6.000        11/01/15         3,395         3,656,517
     NYC IDA (Terminal One Group Assoc.)                              6.000        01/01/19        15,050        15,799,641
     NYC IDA (Terminal One Group Assoc.)                              6.125        01/01/24         6,715         7,103,799
     Port Authority NY/NJ (KIAC)                                      6.750        10/01/19           150           166,395
     Port Authority NY/NJ (US Air)                                    9.000        12/01/10           520           587,881
     Port Authority NY/NJ (US Air)                                    9.000        12/01/06         7,255         8,202,068
     Port Authority NY/NJ (US Air)                                    9.125        12/01/15        22,335        25,307,342
     Port Authority NY/NJ, 51st Series                                7.000        12/01/14            40            41,107
     Port Authority NY/NJ, 68th Series                                7.250        02/15/25           105           111,818
     Port Authority NY/NJ, 68th Series                                7.250        02/15/25           225           239,657
     Port Authority NY/NJ, 69th Series                                7.125        06/01/25            55            59,168
     Port Authority NY/NJ, 70th Series                                7.250        08/01/25            75            80,756
     Port Authority NY/NJ, 70th Series                                7.250        08/01/25            15            16,144
     Port Authority NY/NJ, 71st Series                                6.500        01/15/26            40            42,644
     Port Authority NY/NJ, 73rd Series                                6.750        04/15/26            35            37,704
     Port Authority NY/NJ, 73rd Series                                6.750        04/15/26             5             5,374
     Port Authority NY/NJ, 74th Series                                6.750        08/01/26            15            16,305
     Port Authority NY/NJ, 76th Series                                6.500        11/01/26            60            64,661
     Puerto Rico Port Authority                                       7.300        07/01/07            25            25,040
     V. I. Port Authority (CEK Airport)                               8.100        10/01/05         1,670         1,738,620
     Westchester IDA (Westchester Airport)                            5.950        08/01/24            65            66,370



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
NonProfit Organization (market value $116,526,987) - 3.8%
     Albany IDA (Albany Rehab.)                                       8.375 %      06/01/23     $  1,025       $ 1,129,694
     Blauvelt Volunteer Fire Company                                  6.250        10/15/17        1,065         1,079,686
     Columbia IDA (Berkshire Farms)                                   6.900        12/15/04          685           739,047
     Columbia IDA (Berkshire Farms)                                   7.500        12/15/14        1,855         2,062,556
     Geneva IDA (FLCP)                                                8.250        11/01/04          700           761,229
     Monroe IDA (Al Sigl Center)                                      6.600        12/15/17        4,260         4,531,490
     Monroe IDA (Al Sigl Center)                                      7.250        12/15/15        1,590         1,735,596
     Monroe IDA (DePaul CF)                                           6.450        02/01/14          880           973,755
     Monroe IDA (DePaul CF)                                           6.500        02/01/24        1,285         1,410,095
     Monroe IDA (DePaul Properties)                                   8.300        09/01/02          405           438,963
     Monroe IDA (DePaul Properties)                                   8.800        09/01/21        4,605         5,010,240
     Montgomery IDA (New Dimensions in Living)                        8.900        05/01/16        1,055         1,153,875
     NYC IDA (Blood Center)                                           7.200        05/01/12(p)       500           576,670
     NYC IDA (Blood Center)                                           7.250        05/01/22(p)     3,000         3,468,240
     NYC IDA (CCM)                                                    7.875        12/01/16        1,770         1,973,851
     NYC IDA (CCM)                                                    8.000        12/01/11        1,980         2,184,059
     NYC IDA (EPG)                                                    7.500        07/30/03       10,255        11,328,801
     NYC IDA (Fund for NYC Project)                                   7.625        07/01/10        1,000         1,068,850
     NYC IDA (Graphic Artists)                                        8.250        12/30/23        1,265         1,367,022
     NYC IDA (JBFS)                                                   6.750        12/15/12        6,040         6,479,712
     NYC IDA (Lighthouse)                                             6.500        07/01/22        1,000         1,076,010
     NYC IDA (NY Hostel Co.)                                          6.750        01/01/04        1,040         1,076,338
     NYC IDA (NY Hostel Co.)                                          7.600        01/01/17        4,400         4,627,436
     NYC IDA (OHEL)                                                   8.250        03/15/23        3,435         3,774,378
     NYC IDA (PRFFP)                                                  7.000        10/01/16          815           889,075
     NYC IDA (Psycho Therapy)                                         9.625        04/01/10          730           789,196
     NYC IDA (St. Christoper Ottilie)                                 7.500        07/01/21        4,140         4,528,166
     NYS Dorm (Teresian House)                                        5.250        07/01/17        3,500         3,470,495
     Rochester Museum & Science Center                                6.125        12/01/15        6,790         6,898,708
     Suffolk IDA (Community Program Ctr. of L.I.)                     7.250        11/01/07          425           429,488
     Suffolk IDA (Community Program Ctr. of L.I.)                     8.250        11/01/22        1,825         1,847,575
     UCP Chemung County                                               6.600        08/01/22        1,000         1,115,940
     United Nations Dev. Corp., Series B                              5.600        07/01/26       21,590        21,657,577
     United Nations Dev. Corp., Series C                              5.600        07/01/26       12,450        12,492,579
     Westchester IDA (JBFS)                                           6.750        12/15/12        2,220         2,380,595
---------------------------------------------------------------------------------------------------------------------------
Lease Rental (market value $112,125,629) - 3.7%
     Albany IDA (Upper Hudson Library)                                8.750        05/01/22          940         1,015,181
     Albany IDA (Upper Hudson Library)                                8.750        05/01/07          230           241,636
     Albany Parking Authority                                         0.000        11/01/17        1,770           635,731
     Amherst IDA (Amherst Rink)                                       5.650        10/01/22        2,000         2,034,180
     Babylon IDA (WWH Ambulance)                                      7.375        09/15/08        1,330         1,473,002
     Capital District Youth Center                                    6.000        02/01/17          600           636,384
     Carnegie Redevelopment Corp.                                     7.000        09/01/21          500           548,065
     Clifton Park COP (Clifton Commons)                               8.500        08/01/08            5             6,644
     Monroe COP                                                       8.050        01/01/11          460           493,014
     North Babylon Volunteer Fire Company                             5.750        08/01/22          715           748,255
     NYS COP (BOCES) (b)                                              7.875        10/01/00          875           911,628
     NYS COP (Hanson Redevelopment)                                   8.250        11/01/01          250           265,468
     NYS Dorm (Suffolk-Judicial)                                      9.500        04/15/14       31,750        37,071,935
     NYS LGSC (SCSB)                                                  7.375        12/15/16          810           882,017
     NYS UDC                                                          0.000        01/01/08(p)       900           552,465
     NYS UDC                                                          0.000        01/01/11           80            38,602
     NYS UDC                                                          0.000        01/01/11       98,200        47,383,464
     NYS UDC                                                          0.000        01/01/03           15            12,155
     NYS UDC                                                          5.500        01/01/25        1,000         1,027,860
     NYS UDC                                                          7.500        01/01/18(p)     2,000         2,231,260
     Puerto Rico Public Bldgs. Authority Indexed Flt.                 5.760 (c)(f) 07/01/16        7,000         7,208,180
     Puerto Rico/Family Department Municipal Lease (b)               12.725        08/12/03        3,549         4,173,975
     Schroon Lake Fire District (b)                                   7.250        03/01/09          552           583,944
     Vigilant EHL  (Thomatson)                                        7.500        11/01/12          950         1,028,518
     Yonkers Parking Authority                                        7.750        12/01/04          860           922,066
--------------------------------------------------------------------------------------------------------------------------------
Adult Living Facilities (market value $96,850,021) - 3.2%
     Batavia Hsg. Authority (Trocaire Place)                          8.750        04/01/25        3,850         4,411,600
     Middleton IDA (Southwinds)                                       8.375        03/01/18        3,740         4,128,025
     Monroe IDA (Jewish Home)                                         6.875        04/01/27        4,945         5,159,316



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     Monroe IDA (Jewish Home)                                         6.875 %      04/01/17     $ 1,000       $ 1,051,310
     Orange IDA (Glen Arden)                                          8.250        01/01/02      18,025        18,417,945
     Orange IDA (Glen Arden)                                          8.875        01/01/25      23,985        27,645,351
     Syracuse Hsg. Authority (Seneca Heights)                         7.500        12/01/07       1,990         2,029,143
     Syracuse Hsg. Authority (Seneca Heights)                         8.500        12/01/17       4,720         4,820,536
     Syracuse Hsg. Authority, Series A                                5.800        08/01/37       9,590         9,987,313
     Syracuse Hsg. Authority, Series B                                7.500        08/01/10         625           637,381
     Tompkins IDA (Ithacare Center)                                   6.200        02/01/37       3,750         4,075,875
     Tompkins IDA (Kendall at Ithaca)                                 7.875        06/01/15       2,790         3,026,006
     Tompkins IDA (Kendall at Ithaca)                                 7.875        06/01/24       5,465         5,927,284
     Union Hsg. Authority (Methodist Homes)                           7.625        11/01/16       2,470         2,731,771
     Union Hsg. Authority (Methodist Homes)                           8.050       04/01/1999        105           108,767
     Union Hsg. Authority (Methodist Homes)                           8.150        04/01/00         110           116,393
     Union Hsg. Authority (Methodist Homes)                           8.250        04/01/01         120           130,020
     Union Hsg. Authority (Methodist Homes)                           8.350        04/01/02         150           166,223
     Union Hsg. Authority (Methodist Homes)                           8.500        04/01/12       2,010         2,279,762
--------------------------------------------------------------------------------------------------------------------------
Water Utilities (market value $92,695,963) - 3.0%
     Erie County Water Revenue, 4th Series                            0.000        12/01/17      16,565         3,984,876
     NYC Municipal Water Finance Authority IRS                        6.419 (f)    06/15/13      12,500        12,921,875
     NYC Municipal Water Finance Authority IVRC (b)                   7.560 (f)    06/15/17      30,000        34,050,000
     NYC Municipal Water Finance Authority LEVRRS                     6.915 (f)    06/15/19      10,000        10,725,000
     NYS Environ. (Consolidated Water)                                7.150        11/01/14       1,840         2,023,798
     NYS Environ. (NYS Water Services)                                8.375        01/15/20       7,500         8,181,675
     Suffolk IDA (Ocean Park Water)                                   7.500        11/01/22         715           786,193
     V. I. Water & Power Authority                                    7.400        07/01/11       6,215         6,816,239
     V. I. Water & Power Authority                                    7.600        01/01/12       6,850         7,702,003
     V. I. Water & Power Authority                                    8.500        01/01/10       5,200         5,504,304
--------------------------------------------------------------------------------------------------------------------------
Manufacturing, Non-Durable Goods (market value $87,123,683) - 2.8%
     Babylon IDA (JFB & Sons Lithographers)                           7.625        12/01/06       1,100         1,146,167
     Babylon IDA (JFB & Sons Lithographers)                           8.625        12/01/16       2,570         2,696,984
     Cattaraugus IDA (Cherry Creek)                                   9.800        09/01/10       1,910         2,122,010
     Herkimer IDA (Burrows Paper)                                     7.250        01/01/01       1,465         1,496,117
     Herkimer IDA (Burrows Paper)                                     8.000        01/01/09       2,440         2,548,116
     Middleton IDA (Fleurchem)                                        8.000        12/01/16         905         1,001,075
     Monroe IDA (Cohber)                                              7.550        12/01/01          10            10,275
     Monroe IDA (Cohber)                                              7.650        12/01/02          10            10,348
     Monroe IDA (Cohber)                                              7.700        12/01/03          10            10,357
     Monroe IDA (Cohber)                                              7.850        12/01/09         170           177,164
     Nassau IDA (RJS Scientific)                                      8.050        12/01/05         305           334,860
     Nassau IDA (RJS Scientific)                                      9.050        12/01/25       2,700         3,088,044
     Nassau IDA (Sharp International)                                 7.375        12/01/07       3,070         3,222,579
     Nassau IDA (Sharp International)                                 7.375        12/01/07       1,950         2,047,929
     Nassau IDA (Sharp International)                                 7.875        12/01/12       2,610         2,758,222
     Nassau IDA (Sharp International)                                 7.875        12/01/12       1,650         1,744,248
     Newburgh IDA (ARMA Textile Printers)                             7.125        11/01/07       2,310         2,374,495
     Newburgh IDA (ARMA Textile Printers)                             8.000        11/01/17       4,880         5,047,433
     NYC IDA (Allied Metal)                                           6.375        12/01/14         870           874,724
     NYC IDA (Allied Metal)                                           7.125        12/01/27       1,740         1,749,013
     NYC IDA (Amplaco Group)                                          7.250        11/01/08       1,255         1,288,182
     NYC IDA (Amplaco Group)                                          8.125        11/01/18       2,645         2,744,822
     NYC IDA (Amster Novelty)                                         8.000        12/01/10         530           534,913
     NYC IDA (Amster Novelty)                                         8.375        12/01/15         790           797,142
     NYC IDA (Atlantic Veal & Lamb)                                   8.375        12/01/16       1,160         1,220,100
     NYC IDA (Display Creations)                                      9.250        06/01/08       1,900         1,930,761
     NYC IDA (Gutmann Plastics)                                       7.750        12/01/07         905           942,087
     NYC IDA (House of Spices)                                        9.000        10/15/01         410           448,925
     NYC IDA (House of Spices)                                        9.250        10/15/11       2,140         2,372,768
     NYC IDA (Novelty Cord & Tassel)                                  8.663 (v)    12/01/06         580           579,583
     NYC IDA (Paradise Products)                                      7.125        11/01/07       1,125         1,139,063
     NYC IDA (Paradise Products)                                      8.250        11/01/22       4,475         4,537,740
     NYC IDA (Pop Display)                                            6.750        12/15/04       1,035         1,081,741
     NYC IDA (Pop Display)                                            7.900        12/15/14       2,645         2,900,613
     NYC IDA (Promotional Slideguide)                                 7.500        12/01/10         710           750,988
     NYC IDA (Promotional Slideguide)                                 7.875        12/01/15       1,065         1,148,571
     NYC IDA (Sequins International)                                  8.500        04/30/00         315           335,053
     NYC IDA (Sequins International)                                  8.950        01/30/16       4,555         5,098,184



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     NYC IDA (Streamline Plastics)                                    7.750 %      12/01/15      $   585       $   626,763
     NYC IDA (Streamline Plastics)                                    8.125        12/01/25        1,275         1,386,346
     NYC IDA (Ultimate Display)                                       8.750        10/15/00          240           255,811
     NYC IDA (Ultimate Display)                                       9.000        10/15/11        1,910         2,105,221
     NYC IDA (Van Blarcom Closures)                                   7.125        11/01/07        1,380         1,409,435
     NYC IDA (Van Blarcom Closures)                                   8.000        11/01/17        2,965         3,040,667
     NYC IDA (Visy Paper)                                             7.950        01/01/28        8,000         9,241,120
     Putnam IDA (Brewster Plastics)                                   8.500        12/01/16        1,990         2,137,121
     Ulster IDA (Brooklyn Bottling)                                   7.800        06/30/02          525           552,557
     Ulster IDA (Brooklyn Bottling)                                   8.600        06/30/22        1,915         2,057,246
---------------------------------------------------------------------------------------------------------------------------
Highways/Railways (market value $86,852,116) - 2.8%
     MTA IVRC (b)                                                     6.313 (f)    07/01/11       10,000        10,975,000
     MTA Service Contract, Series R                                   5.500 (w)    07/01/13          815           820,738
     MTA Service Contract, Series R                                   5.500 (w)    07/01/17        4,360         4,351,280
     MTA Service Contract, Series R                                   5.500 (w)    07/01/12        1,270         1,284,719
     MTA Service Contract, Series R                                   5.500 (w)    07/01/17        3,320         3,313,360
     MTA Service Contract, Series R                                   5.500 (w)    07/01/12        1,000         1,011,590
     MTA Service Contract, Series R                                   5.500 (w)    07/01/14        2,500         2,506,275
     MTA YCR (b)                                                      6.155 (f)    07/01/13        9,400         9,881,750
     MTA YCR (b)                                                      6.155 (f)    07/01/22        3,000         3,071,250
     MTA, Series C1                                                   5.500        07/01/22        9,690         9,755,698
     MTA, Series C1                                                   5.625        07/01/27       13,480        13,760,519
     NYS Thruway                                                      0.000        01/01/04        2,000         1,513,480
     NYS Thruway                                                      0.000        01/01/05          260           186,797
     NYS Thruway                                                      0.000        01/01/03        1,000           794,660
     NYS Thruway Inflos                                               4.695 (f)    01/01/24       25,000        23,625,000
---------------------------------------------------------------------------------------------------------------------------
Higher Education (market value $76,164,648) - 2.5%
     Allegany IDA (Alfred University)                                 7.500        09/01/11       10,070        11,098,751
     Brookhaven IDA (Dowling College)                                 6.750        03/01/23        6,965         7,496,638
     Cattaraugus IDA (St. Bonaventure University)                     8.300        12/01/10        8,465         9,328,345
     Dutchess IDA (Bard College)                                      7.000        11/01/17        3,500         3,915,415
     Erie IDA (Medaille College)                                      8.000        12/30/22        3,230         3,567,018
     Monroe IDA (Roberts Wesleyan College)                            6.700        09/01/11        2,625         2,734,883
     New Rochelle IDA (CNR)                                           6.750        07/01/22        3,000         3,237,090
     NYC IDA (CNR)                                                    5.800        09/01/26        1,500         1,548,690
     NYC IDA (MMC)                                                    7.000        07/01/23        3,500         3,765,370
     NYS Dorm (City University)                                       5.375        07/01/24        5,650         5,622,315
     NYS Dorm (Court Facility)                                        5.375        05/15/16           25            25,066
     NYS Dorm (NY Medical College)                                    6.875        07/01/21           25            27,578
     NYS Dorm (State University)                                      0.000        05/15/07           50            32,410
     NYS Dorm (State University)                                      6.000        05/15/17 (p)        5             5,220
     NYS Dorm (State University)                                      6.000        05/15/17           20            20,459
     NYS Dorm (State University)                                      6.000        05/01/22           50            53,207
     NYS Dorm (State University)                                      7.000        05/15/16          225           242,561
     NYS Dorm (St. Thomas Aquinas College)                            6.250        07/01/14           75            81,717
     Puerto Rico ITEME (Polytech University)                          5.700        08/01/13            5             5,095
     Rockland IDA (DC)                                                8.000        03/01/13        2,090         2,306,616
     Suffolk IDA (Dowling College)                                    6.625        06/01/24        2,000         2,108,540
     Suffolk IDA (Dowling College)                                    6.700        12/01/20        2,870         3,076,583
     Suffolk IDA (Dowling College)                                    8.250        12/01/20 (p)      950         1,074,175
     University of V. I.                                              7.250        10/01/04        1,205         1,301,304
     University of V. I.                                              7.700        10/01/19        3,570         4,076,547
     University of V. I.                                              7.750        10/01/24        5,175         5,907,935
     Yates IDA (Keuka College)                                        8.750        08/01/15        1,915         2,273,814
     Yates IDA (Keuka College)                                        9.000        08/01/11        1,095         1,231,306
---------------------------------------------------------------------------------------------------------------------------
Education (market value $64,142,703) - 2.1%
     Brookhaven IDA (Interdisciplinary School)                        8.500        12/01/04          535           585,493
     Brookhaven IDA (Interdisciplinary School)                        9.500        12/01/19        3,220         3,631,161
     Columbia IDA (ARC)                                               7.750        06/01/05          660           724,779
     Columbia IDA (ARC)                                               8.650        06/01/18        2,650         2,979,528
     Islip IDA (Leeway School)                                        9.000        08/01/21          960         1,063,142
     Nassau IDA (ACLDD)                                               8.125        10/01/22        2,725         2,996,764
     NYC IDA (BHMS)                                                   8.400        09/01/02          200           202,552
     NYC IDA (BHMS)                                                   8.500        01/01/27        3,075         3,219,771
     NYC IDA (BHMS)                                                   8.900        09/01/11          660           712,041
     NYC IDA (BHMS)                                                   9.200        09/01/21        1,690         1,860,166



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted    Market Value
---------------------------------------------------------------------------------------------------------------------------
     NYC IDA (Eden II School)                                         7.750%       06/01/04      $   405       $   433,261
     NYC IDA (Eden II School)                                         8.750        06/01/19        2,505         2,741,547
     NYC IDA (Friends Seminary School)                                7.000        12/01/17        3,705         3,923,817
     NYC IDA (Hebrew Academy)                                        10.000        03/01/21        2,290         2,525,595
     NYC IDA (Herbert G. Birch Childhood Project)                     7.375        02/01/09          780           817,924
     NYC IDA (Herbert G. Birch Childhood Project)                     8.375        02/01/22        2,195         2,304,487
     NYC IDA (St. Bernard's School)                                   7.000        12/01/21        5,115         5,505,888
     NYC IDA (Summit School)                                          7.250        12/01/04          170           176,445
     NYC IDA (Summit School)                                          8.250        12/01/24        1,485         1,590,554
     NYC IDA (United Nations School)                                  6.350        12/01/15        1,000         1,057,980
     Orange IDA (Mental Retardation Project)                          7.800        07/01/11          495           594,475
     Saratoga IDA (ARC)                                               8.400        03/01/13        1,395         1,538,001
     Suffolk IDA (Devel. Disabilities)                                7.375        03/01/03          915           957,246
     Suffolk IDA (Devel. Disabilities)                                8.750        03/01/23        9,675        10,976,868
     Wayne IDA (ARC)                                                  7.250        03/01/03          450           471,353
     Wayne IDA (ARC)                                                  8.375        03/01/18        2,925         3,228,469
     Westchester IDA (Clearview School)                               9.375        01/01/21        1,408         1,557,467
     Westchester IDA (JDAM)                                           6.750        04/01/16        1,560         1,674,254
     Yonkers IDA (Westchester School)                                 7.375        12/30/03          395           417,819
     Yonkers IDA (Westchester School)                                 8.750        12/30/23        3,330         3,673,856
---------------------------------------------------------------------------------------------------------------------------
Corporate Backed (market value $54,138,998) - 1.8%
     Albany IDA (Albany Golf)                                         7.500        05/01/12          400           440,916
     Auburn IDA (Wegmans)                                             7.250       12/01/1998          65            65,648
     Brookhaven IDA (Farber)                                          6.375 (v)    12/01/02          870           870,000
     Brookhaven IDA (Farber)                                          6.375 (v)    12/01/04          490           490,000
     Broome IDA (Industrial Park)                                     7.550        12/01/00          190           192,445
     Broome IDA (Industrial Park)                                     7.600        12/01/01          195           197,564
     Dutchess IDA (Merchants Press)                                   7.950 (d)    06/30/02        1,800         1,290,024
     Dutchess IDA (Merchants Press)                                   9.000 (d)    06/30/22        4,590         3,277,811
     Erie IDA (Affordable Hospitality)                                9.250        12/01/15        3,520         3,662,067
     Erie IDA (Air Cargo)                                             8.250        10/01/07        1,370         1,432,910
     Erie IDA (Air Cargo)                                             8.500        10/01/15        2,380         2,532,011
     Fulton IDA (Crossroads Incubator)                                8.500     12/15/1998  (a)      160           162,896
     Hudson IDA (Have, Inc.)                                          8.125        12/01/17          990         1,044,915
     Hudson IDA (Northside)                                           9.000        12/01/09          435           470,061
     Islip IDA (WJL Realty)                                           7.800        03/01/03           50            52,342
     Islip IDA (WJL Realty)                                           7.850        03/01/04          100           103,406
     Islip IDA (WJL Realty)                                           7.900        03/01/05          100           103,525
     Islip IDA (WJL Realty)                                           7.950        03/01/10          500           532,770
     Monroe IDA (Canal Ponds)                                         7.000        06/15/13          900           987,336
     Monroe IDA (Cottrone Devel.)                                     9.500        12/01/10        2,280         2,504,409
     Monroe IDA (De Carolis)                                          7.500        01/30/05          365           365,487
     Monroe IDA (Morrell/Morrell)                                     7.000        12/01/07        2,053         2,151,010
     Monroe IDA (Piano Works)                                         7.625        11/01/16        4,330         4,770,015
     Monroe IDA (West End Business)                                   6.750        12/01/04          125           132,625
     Monroe IDA (West End Business)                                   6.750        12/01/04           70            72,250
     Monroe IDA (West End Business)                                   6.750        12/01/04          520           546,452
     Monroe IDA (West End Business)                                   8.000        12/01/14          170           177,118
     Monroe IDA (West End Business)                                   8.000        12/01/14          515           564,275
     Monroe IDA (West End Business)                                   8.000        12/01/14        1,375         1,506,560
     Monroe IDA (West End Business)                                   8.000        12/01/14          345           378,010
     Niagara IDA (Maryland Maple)                                    10.250        11/15/09        1,000         1,048,200
     Niagara IDA (Sevenson Hotel)                                     6.600        05/01/07        1,900         1,965,132
     NYC IDA (ALA Realty)                                             7.500        12/01/10        1,035         1,111,393
     NYC IDA (ALA Realty)                                             8.375        12/01/15        1,355         1,526,719
     NYC IDA (Gabrielli Truck Sales)                                  8.125        12/01/17        3,280         3,460,269
     NYC IDA (Loehmann's)                                             9.500        12/31/04          845           860,987
     NYC IDA (Petrocelli Electric)                                    7.250        11/01/07        1,785         1,816,077
     NYC IDA (Petrocelli Electric)                                    8.000        11/01/17        3,780         3,858,397
     NYC IDA (Priority Mailers)                                       9.000        03/01/10        1,730         1,891,617
     Suffolk IDA (Rimland Facilities)                                 6.375 (v)    12/01/09        1,670         1,636,600
     Syracuse IDA (Rockwest Center II)                                7.625        12/01/10          980         1,030,441
     Syracuse IDA (Rockwest Center II)                                8.625        12/01/15        1,470         1,625,497
     Syracuse IDA (Rockwest Center I)                                 8.000        06/01/13        1,150         1,230,811

---------------------------------------------------------------------------------------------------------------------------
Manufacturing, Durable Goods (market value $46,794,312) - 1.5%
     Broome IDA (Simulator)                                           8.250        01/01/02          645           659,616

                                       21



ROCHESTER FUND MUNICIPALS
STATEMENT OF INVESTMENTS - DECEMBER 31, 1997
                                                                                               Face Amount
     Description                                                      Coupon       Maturity   (000) Omitted   Market Value
---------------------------------------------------------------------------------------------------------------------------
     City of Port Jervis (Future Home Tech.)                         10.000%       11/01/08     $   685       $   714,030
     Cortland IDA (Paul Bunyon Products)                              8.000        07/01/00          95            97,497
     Erie IDA (Great Lakes Orthodontic)                              12.099        05/01/00          80            88,034
     Monroe IDA (Brazill Merk)                                        7.900        12/15/14       3,080         3,299,327
     Monroe IDA (Melles Griot)                                        9.500        12/01/09       1,495         1,549,388
     Monroe IDA (RTM Turbine)                                         7.750        12/01/06       3,490         2,798,806
     Monroe IDA (RTM Turbine)                                         8.000        12/01/11       3,060         2,455,497
     Monroe IDA (RTM Turbine)                                         8.500        12/01/16         770           618,033
     Nassau IDA (Structural Industries)                               7.750        02/01/12         500           564,990
     NYC IDA (Koenig Iron Works)                                      8.375        12/01/25       1,675         1,824,326
     NYC IDA (Penguin Air Conditioning)                              12.222       12/01/1999        108           113,132
     Oneida IDA (MCC)                                                 8.000        11/01/08       1,265         1,287,593
     Oneida IDA (MCC)                                                 8.750        11/01/18       2,825         2,875,200
     Onondaga IDA (Coltec)                                            7.250        06/01/08         585           593,483
     Onondaga IDA (Coltec)                                            9.875        10/01/10         750           781,200
     Onondaga IDA (Gear Motion)                                       8.400        12/15/01         490           500,917
     Onondaga IDA (Gear Motion)                                       8.900        12/15/11       1,640         1,760,458
     Orange IDA (Kingston Manufacturing)                              8.000        11/01/17       7,600         8,022,180
     Rensselaer IDA (MMP)                                             8.500        12/15/02          30            30,383
     Suffolk IDA (Fil-Coil)                                           9.000        12/01/15         445           460,157
     Suffolk IDA (Fil-Coil)                                           9.250        12/01/25       1,060         1,095,680
     Suffolk IDA (Marbar Assoc.)                                      8.300        03/01/08         190           190,836
     Suffolk IDA (Marbar Assoc.)                                      8.300        03/01/09         190           190,836
     Suffolk IDA (Microwave Power)                                    7.750        06/30/02         300           316,635
     Suffolk IDA (Microwave Power)                                    8.500        06/30/22       4,320         4,606,805
     Suffolk IDA (Wireless Boulevard Realty)                          7.875        12/01/12       1,365         1,444,661
     Suffolk IDA (Wireless Boulevard Realty)                          8.625        12/01/26       4,005         4,319,152
     Syracuse IDA (Anoplate Corp.)                                    7.250        11/01/07         550           563,602
     Syracuse IDA (Anoplate Corp.)                                    8.000        11/01/22       2,195         2,257,184
     Syracuse IDA (Piscitell Stone)                                   8.400        12/01/11         660           714,674
--------------------------------------------------------------------------------------------------------------------------
Telephone Utilities (market value $34,252,500) - 1.1%
     Puerto Rico Telephone Authority RIBS                             6.915 (f)    01/16/15      16,550        17,377,500
     Puerto Rico Telephone Authority RIBS (b)                         7.411 (f)    01/01/20      15,000        16,875,000
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities (market value $29,318,125) - 1.0%
     NYS ERDA (Brooklyn Union Gas) RIBS                               7.031 (f)    07/08/26       7,000         7,218,750
     NYS ERDA (Brooklyn Union Gas) RIBS                               8.553 (f)    04/01/20       7,000         8,645,000
     NYS ERDA (Brooklyn Union Gas) RIBS                               9.311 (f)    07/01/26      10,300        13,454,375
--------------------------------------------------------------------------------------------------------------------------
Other (market value $29,564,330) - 1.0%
     Franklin SWMA                                                    6.250        06/01/15       4,245         4,402,022
     Montgomery IDA (Amsterdam)                                       7.250        01/15/19       5,860         6,271,049
     Municipal Assistance Corp. for Troy, NY                          0.000        07/15/21         803           245,351
     Municipal Assistance Corp. for Troy, NY                          0.000        01/15/22       1,219           363,147
     NYC IDA (HiTech Res Rec)                                         8.750        08/01/00         240           251,225
     NYC IDA (HiTech Res Rec)                                         9.250        08/01/08         695           746,715
     NYC IDA (Nekboh)                                                 9.625        05/01/11       5,760         6,168,269
     Peekskill IDA (Karta)                                            9.000        07/01/10       1,629         1,677,828
     Puerto Rico Infrastructure                                       7.500        07/01/09       5,390         5,603,013
     Puerto Rico Infrastructure                                       7.750        07/01/08       2,935         3,054,601
     Puerto Rico Infrastructure                                       7.900        07/01/07         750           781,110
--------------------------------------------------------------------------------------------------------------------------
Total municipal bond investments, at value (cost $2,936,875,477) - 102.7%                                  $3,152,806,517
--------------------------------------------------------------------------------------------------------------------------
Liabilities in excess of other assets - (2.7%)                                                                (84,179,154)
                                                                                                           --------------
Net assets - 100.0%                                                                                        $3,068,627,363
                                                                                                           ==============

(a)   Date of mandatory put; final maturity 12/15/2008.
(b)   Illiquid security--See Note 6 of Notes to Financial Statements.
(c)   Security will convert to a fixed coupon at a date prior to maturity.
(d) Non-income accruing security--Issuer is in default of interest payment.
(f) Interest rate is subject to change periodically and inversely to th prevailing market rate. The interest rate shown is the rate in effect at 12/31/97.
(p) This issue has been prerefunded to an earlier date. (v) Variable rate security that fluctuates as a percentage of prime rate. (w) When-issued security--See Note 3 of Notes to Financial Statements.

                 See accompanying Notes to Financial Statements.

 PORTFOLIO ABBREVIATIONS

 To simplify the listings of Rochester Fund Municipals' holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:

 ACLDD  Adults and Children with Learning
          and Developmental Disabilities
 ARC    Association of Retarded Citizens
 ASSC   Annie Schaffer Senior Center
 BHMS   Brooklyn Heights Montessori School
 BLH    Bronx Lebanon Hospital
 BOCES  Board of Cooperative Educational Services
 CAB    Capital Appreciation Bond
 CARS   Complimentary Auction Rate Security
 CCM    Comprehensive Care Management
 CDC    Community Development Corporation
 CEK    Cyril E. King
 CF     Community Facilities
 CGH    Community General Hospital
 CNR    College of New Rochelle
 ConEd  Consolidated Edison Co.
 COP    Certificate of Participation
 DC     Dominican College
 EHC    Elderly Housing Corporation
 EHL    Engine Hook and Ladder
 EPG    Elmhurst Parking Garage
 ERDA   Energy Research and
          Development Authority
 FLCP   Finger Lakes Cerebral Palsy
 GAINS  Growth and Income Securities
 GO     General Obligation
 HDC    Housing Development Corporation
 HELP   Homeless Economic Loan Program
 HFA    Housing Finance Agency
 HFC    Housing Finance Corporation
 H&N    Hospital and Nursing
 IDA    Industrial Development Authority
 IRS    Inverse Rate Security
 ITEME  Industrial Tourist Educational Medical
          and Environmental
IVRC Inverse Variable Rate Certificate JBFS Jewish Board of Family Services JDAM Julia Dyckman Angus Memorial LEVRRS Leveraged Reverse Rate Security LGSC Local Government Services Corporation L.I. Long Island LILCO Long Island Lighting Corporation MCC Mobile Climate Control MMC Marymount Manhattan College MMP Millbrook Millwork Project MTA Metropolitan Transit Authority NIMO Niagara Mohawk Power Corporation NYSEG New York State Electric and Gas PRFFP Puerto Rican Family Foundation Project Res Rec Resource Recovery Facility RGH Rochester General Hospital RG&E Rochester Gas and Electric RIBS Residual Interest Bonds RITES Residual Interest Tax Exempt Security SCSB Schuyler Community Services Board SONYMA State of New York Mortgage Agency SWMA Solid Waste Management Authority
TEMEC   Tourist, Educational, Medical and Environmental Control
UCP     United Cerebral Palsy
UDC     Urban Development Corporation
UFA     Utica Free Academy
WHMC    Wyckoff Heights Medical Center
WWH     Wyandach/Wheatley Heights
YCN     Yield Curve Note
YCR     Yield Curve Receipt
V. I.   United States Virgin Islands
--------------------------------------------------------------------------------

             ASSET COMPOSITION TABLE - DECEMBER 31, 1997 (UNAUDITED)

             Percentage
    Rating       of
            Investments
-----------------------
      AAA      27.2%
       AA      13.0%
        A      21.6%
      BBB      21.2%
       BB       3.7%
        B       2.5%
      CCC       0.0%
       CC       0.0%
        C       0.0%
Not Rated      10.8%
           ---------
    Total     100.0%
           =========

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager and the Fund's Board of Trustees are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.


                           ROCHESTER FUND MUNICIPALS

-------------------------------------------------------------------------------------------------

                            STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
ASSETS
   Investments, at value (cost $2,936,875,477)--see accompanying statement ....    $3,152,806,517
   Receivables:
     Interest .................................................................        50,196,791
     Investments sold .........................................................        22,134,940
     Shares of beneficial interest sold .......................................        12,155,129
   Other ......................................................................         3,074,767
                                                                                   --------------
   Total assets ...............................................................     3,240,368,144
                                                                                   --------------
LIABILITIES
   Bank overdraft .............................................................         3,135,394
   Payables and other liabilities:
     Investments purchased ....................................................       147,792,303
     Note payable to bank (interest rate 7.125% at 12/31/97)--Note 5 ..........        15,800,000
     Shares of beneficial interest redeemed ...................................         2,607,175
     Dividends ................................................................         1,029,154
     Trustees' fees--Note 1 ...................................................           518,065
     Other ....................................................................           858,690
                                                                                   --------------
   Total liabilities ..........................................................       171,740,781
                                                                                   --------------
NET ASSETS ....................................................................    $3,068,627,363
                                                                                   ==============

-------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS
   Paid-in capital ............................................................    $2,916,288,742
   Undistributed net investment income ........................................         1,380,220
   Accumulated net realized loss on investment transactions ...................       (64,972,639)
   Net unrealized appreciation on investments--Note 3 .........................       215,931,040
                                                                                   --------------
   Net assets .................................................................    $3,068,627,363
                                                                                   ==============

-------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
   CLASS A SHARES:
    Net asset  value and  redemption  price per  share  (based on net  assets of
      $2,847,665,548 and 152,512,105 shares of beneficial interest
      outstanding) ............................................................            $18.67

    Maximum offering price per share (net asset value plus sales charge of
      4.75% of offering price) ................................................            $19.60
                                                                                   --------------

-------------------------------------------------------------------------------------------------

   CLASS B SHARES:
    Net asset value,  redemption price (excludes applicable  contingent deferred sales  charge)  and  offering  price  per share  (based  on net  assets of
      $171,743,931 and 9,206,795 shares of beneficial
      interest outstanding) ..................................................             $18.65
                                                                                   --------------

-------------------------------------------------------------------------------------------------

   CLASS C SHARES:
    Net asset value,  redemption price (excludes applicable  contingent deferred sales  charge)  and  offering  price  per share  (based  on net  assets of
      $49,217,884 and 2,637,930 shares of beneficial
      interest outstanding) ..................................................             $18.66
                                                                                   --------------

-------------------------------------------------------------------------------------------------


                         See accompanying Notes to Financial Statements.

                           ROCHESTER FUND MUNICIPALS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

INVESTMENT INCOME:
 Interest ..............................................   $175,541,046
                                                           ------------
EXPENSES:
Management fees--Note 4 ................................     12,249,672
 Distribution and service plan
  fees--Note 4:
 Class A ...............................................      3,708,931
 Class B ...............................................        603,667
 Class C ...............................................        165,599
 Transfer and shareholder servicing
  agent fees--Note 4:
 Class A ...............................................      1,328,853
 Class B ...............................................         35,982
 Class C ...............................................          7,508
 Accounting service fees--Note 4 .......................        778,253
 Shareholder reports ...................................        364,227
 Registration and filing fees ..........................        335,205
 Custodian fees and expenses ...........................        280,995
 Trustees' fees and expenses--Note 1 ...................        103,122
 Legal and auditing fees ...............................         84,056
 Other .................................................        172,318
 Interest ..............................................        280,504
                                                           ------------
  Total expenses .......................................     20,498,892
  Less expenses paid indirectly ........................       (164,765)
                                                           ------------
  Total net expenses ...................................     20,334,127
                                                           ------------
NET INVESTMENT INCOME...................................    155,206,919
                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized loss on investments .....................     (5,735,552)
  Net change in unrealized appreciation
    or depreciation on investments .....................    107,729,438
                                                           ------------
  Net realized and unrealized gain .....................    101,993,886
                                                           ------------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................   $257,200,805
                                                           ============



 STATEMENTS OF CHANGES IN NET ASSETS
 Year Ended December 31,                                 1997                       1996
                                                         ----                       ----
 OPERATIONS:
   Net investment income .........................   $155,206,919               $ 135,835,359
   Net realized loss .............................     (5,735,552)                 (3,568,327)
   Net change in unrealized appreciation
     or depreciation .............................     107,729,438                (15,226,664)
                                                     -------------              -------------
   Net increase in net assets
     resulting from operations ...................     257,200,805                 117,040,368

 ---------------------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS:
   Dividends from net investment
     income:
     Class A .....................................   (152,050,014)               (136,511,912)
     Class B .....................................     (2,948,096)                          --
     Class C .....................................       (808,459)                          --

 --------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS:
   Net increase in net assets resulting
     from beneficial interest
     transactions--Note 2:
     Class A .....................................     443,076,063                 182,057,766
     Class B .....................................     168,083,894                          --
     Class C .....................................      48,222,991                          --

 --------------------------------------------------------------------------------------------
 NET ASSETS:
 Total increase ..................................     760,777,184                 162,586,222
 Beginning of period .............................   2,307,850,179               2,145,263,957
                                                    ---------------             --------------
 End of period (including undistributed
   net investment income of $1,380,220
   and $1,979,870, respectively) .................  $3,068,627,363              $2,307,850,179
                                                    ==============              ==============


                See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS




                                                                                         CLASS A
                                                    --------------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                    --------------------------------------------------------------------------------
                                                     1997               1996(g)           1995              1994              1993
                                                   -------            -----------        ------            ------            ------
PER SHARE OPERATING DATA:

Net asset value, beginning of period .............  $18.00              $18.18           $16.31            $19.00            $17.65
                                                    ------              ------           ------            ------            ------
Income (loss) from investment operations:
  Net investment income ..........................    1.10                1.10             1.10              1.13              1.17
  Net realized and unrealized gain (loss) ........    0.67               (0.18)            1.86             (2.68)             1.35
                                                    ------              ------           ------            ------            ------
Total income (loss) from investment operations ...    1.77                0.92             2.96             (1.55)             2.52
                                                    ------              ------           ------            ------            ------
Dividends and distributions to shareholders:
  Dividends from net investment income ...........   (1.10)              (1.10)           (1.09)            (1.13)            (1.17)
  Undistributed net investment income--
    prior year ...................................      --                  --               --             (0.01)               --
                                                    ------              ------           ------            ------            ------
Total dividends and distributions to
  shareholders ...................................   (1.10)              (1.10)           (1.09)            (1.14)            (1.17)
                                                    ------              ------           ------            ------            ------
Net asset value, end of period ...................  $18.67              $18.00           $18.18            $16.31            $19.00
                                                    ======              ======           ======            ======            ======
TOTAL RETURN, AT NET ASSET VALUE(B) ..............  10.20%               5.37%           18.58%            (8.35%)           14.60%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in millions) ........  $2,848              $2,308           $2,145            $1,791            $1,794
  Average net assets (in millions) ...............  $2,539              $2,191           $2,005            $1,847            $1,449
  Ratios to average net assets:
    Net investment income ........................   5.96%               6.20%            6.25%             6.43%             6.21%
    Expenses(d) ..................................   0.76%               0.82%            0.82%             0.84%             0.75%
    Expenses (excluding interest)(d)(e) ..........   0.75%               0.77%            0.78%             0.73%             0.64%
  Portfolio turnover rate(f) .....................   4.58%              13.34%           14.59%            34.39%            18.27%

------------------------------------------------------------------------------------------------------------------------------ -----

(a) For the period from March 16, 1997 (inception of offering) to December 31, 1997.

(b) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(c)  Annualized.

(d) Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.



                                                                       CLASS B             CLASS C
                                                                    -------------         ------------
                                                                     Period Ended        Period Ended
                                                                     December 31,        December 31,
                                                                        1997(a)             1997(a)
                                                                    -------------        ------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period ................................   $17.89              $17.89
                                                                        ------              ------
Income from investment operations:
  Net investment income .............................................     0.74                0.74
  Net realized and unrealized gain ..................................     0.76                0.77
                                                                        ------              ------
Total income from investment operations .............................     1.50                1.51
                                                                        ------              ------
Dividends and distributions to shareholders:
  Dividends from net investment income ..............................    (0.74)              (0.74)
  Undistributed net investment income--prior year ...................       --                  --
                                                                        ------              ------
Total dividends and distributions to shareholders ...................    (0.74)              (0.74)
                                                                        ------              ------
Net asset value, end of period ......................................   $18.65              $18.66
                                                                        ======              ======
TOTAL RETURN, AT NET ASSET VALUE(B) .................................     8.74%               8.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in millions) ...........................     $172                 $49
  Average net assets (in millions) ..................................      $76                 $21
  Ratios to average net assets:
    Net investment income ...........................................    4.91%(c)            4.92%(c)
    Expenses(d) .....................................................    1.59%(c)            1.58%(c)
    Expenses (excluding interest)(d)(e) .............................    1.58%(c)            1.57%(c)
  Portfolio turnover rate(f) ........................................    4.58%               4.58%

-----------------------------------------------------------------------------------------------------

(e)  During  the  periods  shown  above,   the  Fund's   interest   expense  was
     substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

(f) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $865,561,192 and $122,221,207, respectively.

(g) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

        Per share information has been determined based on average shares outstanding for the period.

                 See accompanying Notes to Financial Statements.

ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

Rochester Fund Municipals (the Fund), which is organized as a business trust under the laws of the Commonwealth of Massachusetts, conducted operations as a closed-end investment company from December, 1982 until May, 1986, at which time it commenced operations as an open-end investment company. The Fund's investment objective is to provide as high a level of interest income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION AND TRANSACTIONS. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Long-term debt securities are valued at the mean between the bid and asked price using information available from a portfolio pricing service approved by the Board of Trustees, dealer-supplied valuations, provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current value, or analysis of various relationships between comparable securities. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $64,546,000, which expires between 2000 and 2005.

TRUSTEES' FEES AND EXPENSES. In January, 1995, the Board of Trustees of the Fund adopted a retirement plan for its independent trustees. Upon retirement, eligible trustees receive annual payments based upon their years of service. The plan is not funded. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. The retirement plan, as amended and restated on October 16, 1995, provides that no independent trustee of the Fund who is elected after September 30, 1995 may be eligible to receive benefits thereunder. The retirement plan expense, which is included in trustees' fees and expenses, amounted to $61,806 for the year ended December 31, 1997. Payments of $54,000 were made to retired trustees during the year ended December 31, 1997. At December 31, 1997, the Fund had recognized an accumulated liability of $507,306.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain (loss) was recorded by the Fund.

CONCENTRATION IN NEW YORK ISSUERS. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. SHARES OF BENEFICIAL INTEREST:
The Fund has authorized an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in shares of beneficial interest were as follows:



                                                  YEAR ENDED                                        YEAR ENDED
                                             DECEMBER 31, 1997 (1)                               DECEMBER 31, 1996
                                       ----------------------------------                 -------------------------------
                                          SHARES                AMOUNT                       SHARES              AMOUNT
                                       -----------           ------------                 -----------         -----------
CLASS A:
Sold .................................  35,581,801           $648,373,849                  20,027,352         $355,593,044
Dividends and distributions
  reinvested .........................   4,372,465             79,564,502                   4,049,796           71,854,295
Redeemed ............................. (15,687,966)          (284,862,288)                (13,850,487)        (245,389,573)
                                       -----------           ------------                 -----------         ------------
Net increase .........................  24,266,300           $443,076,063                  10,226,661         $182,057,766
                                       ===========           ============                 ===========         ============

CLASS B:
Sold .................................   9,239,870           $168,687,731                          --         $         --
Dividends and distributions
reinvested ...........................     101,107              1,860,790                          --                   --
Redeemed .............................    (134,182)            (2,464,627)                         --                   --
                                       -----------           ------------                 -----------         ------------
Net increase .........................   9,206,795           $168,083,894                          --         $         --
                                       ===========           ============                 ===========         ============
CLASS C:
Sold .................................   2,680,454           $ 49,004,451                          --         $         --
Dividends and distributions
  reinvested .........................      28,231                520,244                          --                   --
Redeemed .............................     (70,755)            (1,301,704)                         --                   --
                                       -----------           ------------                 -----------         ------------
Net increase .........................   2,637,930           $ 48,222,991                          --         $         --
                                       ===========           ============                 ===========         ============

(1) For the year ended December 31, 1997 for Class A shares and for the period from March 16, 1997 (inception of offering) to December 31, 1997 for Class B and Class C shares.

NOTE 3. PORTFOLIO INFORMATION:
The Fund held $455,612,688 in inverse floating rate municipal bonds at December 31, 1997, which represents 14.85% of the Fund's net assets.

During 1997, 10.54% of interest income was derived from investments in U.S. territories which are exempt from federal, all states, and New York City income taxes.

At December 31, 1997, net unrealized appreciation on investments of $215,931,040 was composed of gross appreciation of $219,895,364, and gross depreciation of $3,964,324.

Unrealized appreciation (depreciation) at December 31, 1997 based on cost of investments for federal income tax purposes of $2,937,016,583 was:

  Gross unrealized appreciation ..............................   $219,756,060
  Gross unrealized depreciation ..............................     (3,966,126)
                                                                 ------------
  Net unrealized appreciation ................................   $215,789,934
                                                                 ============

At December 31, 1997, investments in securities included issues that were purchased on a when-issued or delayed delivery basis. The Fund has recorded these commitments and is valuing the when-issued securities at current market value on each trading day. In addition, the Fund has segregated sufficient liquid debt securities with its custodian to cover these commitments. The Fund intends to invest no more than 10% of its net assets in when-issued or delayed delivery securities. The aggregate cost of securities purchased on a when-issued or delayed delivery basis at December 31, 1997 was $131,936,453, which represents 4.30% of the Fund's net assets. Information concerning these securities is as follows:



                                                                                                VALUATION PER UNIT
                                FACE AMOUNT       ACQUISITION      DELIVERY       COST PER             AS OF
          SECURITY             (IN THOUSANDS)         DATE           DATE           UNIT         DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------
MTA Service Contract,
Series R:
5.50% due 7/1/12                   1,000           10/31/97        4/2/98           98.535%          101.159%
5.50% due 7/1/12                   1,270           10/31/97        4/2/98           98.535           101.159
5.50% due 7/1/13                     815           10/31/97        4/2/98           98.170           100.704
5.50% due 7/1/14                   2,500           10/31/97        4/2/98           97.579           100.251
5.50% due 7/1/17                   3,320           10/31/97        4/2/98           96.763            99.800
5.50% due 7/1/17                   4,360           10/31/97        4/2/98           96.763            99.800
----------------------------------------------------------------------------------------------------------------------
NYS ERDA (RG&E):
5.95% due 9/1/33                   7,000             9/3/97         9/2/98          100.000           105.070
5.95% due 9/1/33                   5,500            9/29/97         9/2/98          102.250           105.070
----------------------------------------------------------------------------------------------------------------------
Suffolk IDA
(Huntington Res Rec):

5.55% due 10/1/04                  8,545            1/28/97        7/29/99          100.000           103.554
5.65% due 10/1/05                  9,180            1/28/97        7/29/99          100.000           104.436
5.75% due 10/1/06                  9,875            1/28/97        7/29/99          100.000           104.973
5.80% due 10/1/07                 10,615            1/28/97        7/29/99          100.000           105.150
5.85% due 10/1/08                 11,410            1/28/97        7/29/99          100.000           105.664
5.95% due 10/1/09                 12,265            1/28/97        7/29/99          100.000           106.050
6.00% due 10/1/10                 13,190            1/28/97        7/29/99          100.000           106.494
6.15% due 10/1/11                 14,170            1/28/97        7/29/99          100.000           107.756
6.25% due 10/1/12                 17,155            1/28/97        7/29/99          100.000           108.630
-----------------------------------------------------------------------------------------------------------------------

NOTE 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES: Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% on the first $100 million of average annual net assets, 0.52% of the next $150 million, 0.47% of the next $1,750 million, 0.46% of the next $3 billion, and 0.45% on net assets in excess of $5 billion. During 1997, the Fund paid $12,249,672 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During 1997, the Fund paid $778,253 to the Manager for accounting and pricing services.

OppenhimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During 1997, the Fund paid a total of $1,372,343 to OFS for transfer and shareholder servicing agent fees.

For the year ended December 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $15,588,173, of which $2,324,962 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to brokers/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $6,618,261 and $478,210, respectively, of which $16,585 and $4,335, respectively, were paid to an affiliated broker/dealer. During the year ended December 31,1997, OFDI received contingent deferred sales charges of $86,086 and $11,324, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended December 31, 1997, OFDI paid $17,494 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1997, OFDI retained $603,626 and $164,399, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At December 31, 1997, OFDI had incurred unreimbursed expenses of $7,678,515 for Class B and $775,680 for Class C.

NOTE 5. BANK BORROWINGS:
The  Fund  may  borrow  up to 5% of its  total  assets  from a bank to  purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1997 was $785.

The Fund had borrowings outstanding of $15,800,000 at December 31, 1997. For the year ended December 31, 1997, the average monthly loan balance was $4,377,935 at an average interest rate of 6.325%. The maximum amount of borrowings outstanding at any month-end was $21,500,000.

NOTE 6.  ILLIQUID AND RESTRICTED SECURITIES:
At December 31, 1997, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at December 31, 1997 was $173,232,373, which represents 5.65% of the Fund's net assets.

                            APPENDIX A
                     INDUSTRY CLASSIFICATIONS



          Electric                        Resource Recovery
          Gas
          Water                           Higher Education
          Sewer                           Education
          Telephone
                                          Lease Rental
          Adult Living Facilities
          Hospital                        Non Profit Organization

          General Obligation              Highways
          Special Assessment              Marine/Aviation
          Facilities
          Sales Tax
                                          Multi Family Housing
          Manufacturing, Non Durables     Single Family Housing
          Manufacturing, Durables

          Pollution Control

                            APPENDIX B

                    TAX EQUIVALENT YIELD TABLES



The equivalent yield tables below compare tax-free income with taxable income under Federal, New York State and New York City income tax rates effective January 1, 1998. Combined taxable income refers to the net amount subject to Federal, New York State and New York City income tax after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that New York State and local income tax payments are fully deductible for Federal income tax purposes.

 They do not reflect the phaseout
of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates and tax equivalent yields.

New York State Residents



Federal          Effective            Rochester Fund Municipals Yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over Not  overFederal  NYS  Combine1.0%  1.5% 2.00% 2.50% 3.00% 3.50% $ 22,000 $
26,00015.00%  5.25%  19.46%  1.24%  1.86%2.48%  3.10%  3.72%  4.35% $  26,000  $
40,00015.00%  5.90%  20.01%  1.25%  1.88%2.50%  3.13%  3.75%  4.38% $  40,000  $
42,35015.00%   6.85%  20.82%  1.26%   1.89%2.53%  3.16%  3.79%  4.42%  $  42,350
$102,30028.00%   6.85%  32.93%  1.49%  2.24%2.98%  3.73%  4.47%  5.22%  $102,300
$155,95031.00%   6.85%  35.73%  1.56%  2.33%3.11%  3.89%  4.67%  5.45%  $155,950
$278,45036.00%  6.85% 40.38%  1.68%  2.52%3.35%  4.19% 5.03% 5.87%  $278,450 and
abov39.60% 6.85% 43.74% 1.78% 2.67%3.55% 4.44% 5.33% 6.22%

                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               4.97%  5.59% 6.21%6.83%  7.45% 8.07%8.69%
                               5.00%  5.63% 6.25%6.88%  7.50% 8.13%8.75%
                               5.05%  5.68% 6.31%6.95%  7.58% 8.21%8.84%
                               5.96%  6.71% 7.46%8.20%  8.95% 9.69%10.44%
                               6.22%  7.00% 7.78%8.56%  9.34%10.11%10.89%
                               6.71%  7.55% 8.39%9.23% 10.06%10.90%11.74%
                               7.11%  8.00% 8.89%9.78% 10.66%11.55%12.44%


SINGLE RETURN

Over     Not overFederal NYS   Combine1.00% 1.5% 2.00% 2.50% 3.00% 3.50%
----     --------------- ---   -------

$20,000  $ 25,35015.00%  6.85% 20.82% 1.26% 1.89%2.53% 3.16% 3.79% 4.42%
$ 25,350 $ 61,40028.00%  6.85% 32.93% 1.49% 2.24%2.98% 3.73% 4.47% 5.22%
$ 61,400 $128,10031.00%  6.85% 35.73% 1.56% 2.33%3.11% 3.89% 4.67% 5.45%
$128,100 $278,45036.00%  6.85% 40.38% 1.68% 2.52%3.35% 4.19% 5.03% 5.87%
$278,450 and abov39.60%  6.85% 43.74% 1.78% 2.67%3.55% 4.44% 5.33% 6.22%

                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.05%  5.68%  6.31 6.95% 7.58% 8.21%8.84%
                               5.96%  6.71%  7.46 8.20% 8.95% 9.69%10.44%
                               6.22%  7.00%  7.78 8.56% 9.34%10.11%10.89%
                               6.71%  7.55%  8.39 9.23%10.06%10.90%11.74%
                               7.11%  8.00%  8.89 9.78%10.66%11.55%12.44%


New York City Residents



Federal          Effective            Rochester Fund Municipals Yield of:
Taxable          Tax
Income           Bracket              Is   Approximately   Equivalent   To   a
Taxable Yield of:

JOINT RETURN

Over     Not overFederal NYS   NYC    Combined 1.1.50% 2.00% 2.50% 3.00%
----     --------------- ---   ---    --------
3.50%
$ 27,000 $ 40,00015.00%  5.90% 4.39%  23.75% 1.311.97% 2.62% 3.28% 3.93%
4.59%
$ 40,000 $ 42,35015.00%  6.85% 4.39%  24.55% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 42,350 $ 45,00028.00%  6.85% 4.39%  36.09% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 45,000 $ 90,00028.00%  6.85% 4.40%  36.10% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 90,000 $102,30028.00%  6.85% 4.46%  36.14% 1.572.35% 3.13% 3.92% 4.70%
5.48%
$102,300 $108,00031.00%  6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09% 4.90%
5.72%
$108,000 $155,95031.00%  6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09.%4.90%
5.72%
$155,950 $278,45036.00%  6.85% 4.46%  43.24% 1.762.64% 3.52% 4.40% 5.29%
6.17%
$278,450 and abov39.60%  6.85% 4.46%  46.43% 1.872.80% 3.73% 4.67% 5.60%
6.53%


                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.25%  5.90% 6.56%7.21%  7.87% 8.52%9.18%
                               5.30%  5.96% 6.63%7.29%  7.95% 8.62%9.28%
                               6.26%  7.04% 7.82%8.61%  9.39% 10.1710.95%
                               6.26%  7.04% 7.82%8.61%  9.39% 10.1710.95%
                               6.26%  7.05% 7.83%8.61%  9.40% 10.1810.96%
                               6.54%  7.35% 8.17%8.99%  9.80% 10.6211.44%
                               6.54%  7.35% 8.17%8.99%  9.80% 10.6211.44%
                               7.05%  7.93% 8.81%9.69% 10.57% 11.4512.33%
                               7.47%  8.40% 9.33%10.27%11.20%    1213.07%

SINGLE RETURN

Over     Not overFederal NYS   NYC    Combined 1.1.50% 2.00% 2.50% 3.00%
----     --------------- ---   ---    --------
3.50%

$ 20,000 $ 25,00015.0%   6.85% 4.39%  24.55% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 25,000 $ 25,35015.0%   6.85% 4.40%  24.56% 1.331.99% 2.65% 3.31% 3.98%
4.64%
$ 25,350 $ 50,00028.0%   6.85% 4.40%  36.10% 1.562.35% 3.13% 3.91% 4.69%
5.48%
$ 50,000 $ 61,40028.0%   6.85% 4.46%  36.14% 1.572.35% 3.13% 3.92% 4.70%
5.48%
$ 61,400 $128,10031.0%   6.85% 4.46%  38.80% 1.632.45% 3.27% 4.09% 4.90%
5.72%
$128,100 $278,45036.0%   6.85% 4.46%  43.24% 1.762.64% 3.52% 4.40% 5.29%
6.17%
$278,450 and abov39.6%   6.85% 4.46%  46.43% 1.872.80% 3.73% 4.67% 5.60%
6.53%




                               4.00%  4.50% 5.00%5.50% 6.00% 6.50% 7.00%

                               5.30%  5.96%  6.63 7.29% 7.95% 8.62%9.28%
                               5.30%  5.97%  6.63 7.29% 7.95% 8.62%9.28%
                               6.26%  7.04%  7.82 8.61% 9.39%10.17%10.95%
                               6.26%  7.05%  7.83 8.61% 9.40%10.18%10.96%
                               6.54%  7.35%  8.17 8.99% 9.80%10.62%11.44%
                               7.05%  7.93%  8.81 9.69%10.57%11.45%12.33%
                               7.47%  8.40%  9.3310.27%11.20%12.13%13.07%

                            APPENDIX C

            DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Trust. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG".
These rating categories are as follows:

MIG1/VMIG1: Best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2:   High  quality.   Margins  of  protection   are  ample
although not so large as in the
preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

SP-1:   Very  strong  or  strong  capacity  to  pay  principal  and interest.  Those issues determined to
   possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

   S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-:High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated
"TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Trust with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa:    Judged  to be of high  quality  by all  standards.  Together with the "Aaa" group they comprise
      what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds (including municipal bonds) are rated as follows:


AAA:   The  highest  rating  assigned  by  S&P.   Capacity  to  pay
interest and repay principal is extremely strong.

AA:    A strong  capacity to pay interest and repay  principal  and differ from "AAA" rated issues only in small degree.

Fitch:

AAA:   Considered to be investment  grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA:   The   highest   credit   quality.   The  risk   factors  are
negligible,  being  only  slightly  more  than for  risk-free  U.S.
Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

AA:    A very low  expectation  for investment  risk.  Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
   Price Waterhouse LLP
   950 Seventeenth Street, Suite 2500
   Denver, CO 80202-2872

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800